The Dow(sm) Dividend And Repurchase Target 10
                   Portfolio, 1st Quarter 2003 Series
        The Dow(sm) Target 5  Portfolio, 1st Quarter 2003 Series
           Global Target 15 Portfolio, 1st Quarter 2003 Series
      The Nasdaq(R)  Target 15 Portfolio, 1st Quarter 2003 Series
          The S&P Target 24 Portfolio, 1st Quarter 2003 Series
           Target Small-Cap Portfolio, 1st Quarter 2003 Series
              Target VIP Portfolio, 1st Quarter 2003 Series
     Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series
            Total Dow(sm) Portfolio, 1st Quarter 2003 Series

                                 FT 691

FT 691 is a series of a unit investment trust, the FT Series. FT 691 consists of ten separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a portfolio of common stocks ("Securities") selected by applying a specialized strategy. The objective of each Trust is to provide the potential for an above-average total return.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                             FIRST TRUST (R)

                             1-800-621-9533

            The date of this prospectus is December 31, 2002
                        As amended January 3, 2003

                     Table of Contents

Summary of Essential Information                         3
Fee Table                                                7
Report of Independent Auditors                          10
Statements of Net Assets                                11
Schedules of Investments                                15
The FT Series                                           30
Portfolios                                              30
Risk Factors                                            35
Hypothetical Performance Information                    39
Public Offering                                         42
Distribution of Units                                   44
The Sponsor's Profits                                   45
The Secondary Market                                    45
How We Purchase Units                                   45
Expenses and Charges                                    46
Tax Status                                              46
Retirement Plans                                        49
Rights of Unit Holders                                  49
Income and Capital Distributions                        49
Redeeming Your Units                                    50
Investing in a New Trust                                51
Removing Securities from a Trust                        52
Amending or Terminating the Indenture                   52
Information on the Sponsor, Trustee and Evaluator       53
Other Information                                       54

                      Summary of Essential Information

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                        The Dow(sm)       The Dow(sm)        Global
                                                                        DART 10           Target 5           Target 15
                                                                        Portfolio, 1st    Portfolio, 1st     Portfolio, 1st
                                                                        Quarter 2003      Quarter 2003       Quarter 2003
                                                                        Series            Series             Series
                                                                        ____________      ____________       ____________
Initial Number of Units (1)                                                  15,001            14,999             14,951
Fractional Undivided Interest in the Trust per Unit (1)                    1/15,001          1/14,999           1/14,951
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)        $    9.900           $ 9.900            $ 9.900
   Maximum Sales Charge of 2.95% of the Public Offering Price per Unit
      (2.980% of the net amount invested, exclusive of the deferred
      sales charge and creation and development fee) (3)                 $     .295           $  .295            $  .295
   Less Deferred Sales Charge per Unit                                   $    (.145)          $ (.145)           $ (.145)
   Less Creation and Development Fee per Unit                            $    (.050)          $ (.050)           $ (.050)
Public Offering Price per Unit (4)                                       $   10.000           $10.000            $10.000
Sponsor's Initial Repurchase Price per Unit (5)                          $    9.755           $ 9.755            $ 9.755
Redemption Price per Unit (based on aggregate underlying
     value of Securities less the deferred sales charge) (5)             $    9.755           $ 9.755            $ 9.755
Estimated Net Annual Distribution per Unit (6)                           $     .364           $  .352            $  .619
Cash CUSIP Number                                                        30267H 123        30267H 164         30267H 206
Reinvestment CUSIP Number                                                30267H 131        30267H 172         30267H 214
Fee Accounts Cash CUSIP Number                                           30267H 149        30267H 180         30267H 222
Fee Accounts Reinvestment CUSIP Number                                   30267H 156        30267H 198         30267H 230
Security Code                                                                 62938             62942              62946
Ticker Symbol                                                                FDWDVX            FDWTQX             FGTGQX

First Settlement Date                                 January 6, 2003
Rollover Notification Date                            March 1, 2004
Special Redemption and Liquidation Period             March 15, 2004 to March 31, 2004
Mandatory Termination Date (7)                        March 31, 2004
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2003.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2003.

____________

See "Notes to Summary of Essential Information" on page 6.

                      Summary of Essential Information

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                        The Nasdaq (R)    The S&P           Target
                                                                        Target 15         Target 24         Small-Cap
                                                                        Portfolio, 1st    Portfolio, 1st    Portfolio, 1st
                                                                        Quarter 2003      Quarter 2003      Quarter 2003
                                                                        Series            Series            Series
                                                                        ___________      ____________      ____________
Initial Number of Units (1)                                                  14,998            15,003            14,996
Fractional Undivided Interest in the Trust per Unit (1)                    1/14,998          1/15,003          1/14,996
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)        $    9.900        $    9.900        $    9.900
   Maximum Sales Charge of 2.95% of the Public Offering Price per Unit
      (2.980% of the net amount invested, exclusive of the deferred
      sales charge and creation and development fee) (3)                 $     .295        $     .295        $     .295
   Less Deferred Sales Charge per Unit                                   $    (.145)       $    (.145)       $    (.145)
   Less Creation and Development Fee per Unit                            $    (.050)       $    (.050)       $    (.050)
Public Offering Price per Unit (4)                                       $   10.000        $   10.000        $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                          $    9.755        $    9.755        $    9.755
Redemption Price per Unit
   (based on aggregate underlying value of Securities
     less the deferred sales charge) (5)                                 $    9.755        $    9.755        $    9.755
Estimated Net Annual Distribution per Unit (6)                           $     N.A.        $     N.A.        $     N.A.
Cash CUSIP Number                                                        30267H 248        30267H 289        30267H 321
Reinvestment CUSIP Number                                                30267H 255        30267H 297        30267H 339
Fee Accounts Cash CUSIP Number                                           30267H 263        30267H 305        30267H 347
Fee Accounts Reinvestment CUSIP Number                                   30267H 271        30267H 313        30267H 354
Security Code                                                                 62950             62954             62958
Ticker Symbol                                                                FNQTPX            FSPFQX            FTSCPX

First Settlement Date                                 January 6, 2003
Rollover Notification Date                            March 1, 2004
Special Redemption and Liquidation Period             March 15, 2004 to March 31, 2004
Mandatory Termination Date (7)                        March 31, 2004
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2003.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2003.

____________

See "Notes to Summary of Essential Information" on page 6.

                     Summary of Essential Information

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                          Target VIP        Target VIP
                                                                                          Aggressive        Conservative
                                                                        Target VIP        Equity            Equity
                                                                        Portfolio, 1st    Portfolio, 1st    Portfolio, 1st
                                                                        Quarter 2003      Quarter 2003      Quarter 2003
                                                                        Series            Series            Series
                                                                        ___________      ____________      ____________
Initial Number of Units (1)                                                  40,016            39,977            40,009
Fractional Undivided Interest in the Trust per Unit (1)                    1/40,016          1/39,977          1/40,009
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)        $    9.900        $    9.900        $    9.900
   Maximum Sales Charge of 2.95% of the Public Offering Price per Unit
      (2.980% of the net amount invested, exclusive of the deferred
      sales charge and creation and development fee) (3)                 $     .295        $     .295        $     .295
   Less Deferred Sales Charge per Unit                                   $    (.145)       $    (.145)       $    (.145)
   Less Creation and Development Fee per Unit                            $    (.050)       $    (.050)       $    (.050)
Public Offering Price per Unit (4)                                       $   10.000        $   10.000        $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                          $    9.755        $    9.755        $    9.755
Redemption Price per Unit (based on aggregate underlying
   value of Securities less the deferred sales charge) (5)               $    9.755        $    9.755        $    9.755
Estimated Net Annual Distribution per Unit (6)                           $     N.A.        $     N.A.        $     N.A.
Cash CUSIP Number                                                        30267H 362        30267H 404        30267H 446
Reinvestment CUSIP Number                                                30267H 370        30267H 412        30267H 453
Fee Accounts Cash CUSIP Number                                           30267H 388        30267H 420        30267H 461
Fee Accounts Reinvestment CUSIP Number                                   30267H 396        30267H 438        30267H 479
Security Code                                                                 62962             62966             62970
Ticker Symbol                                                                FTVFQX            FTVAFX            FTVCFX

First Settlement Date                                 January 6, 2003
Rollover Notification Date                            March 1, 2004
Special Redemption and Liquidation Period             March 15, 2004 to March 31, 2004
Mandatory Termination Date (7)                        March 31, 2004
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2003.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2003.

____________

See "Notes to Summary of Essential Information" on page 6.

                      Summary of Essential Information

                                 FT 691

 At the Opening of Business on the Initial Date of Deposit-December 31,
                                  2002

                   Sponsor:   First Trust Portfolios L.P.
                   Trustee:   JPMorgan Chase Bank
                 Evaluator:   First Trust Advisors L.P.

                                                                                                           Total Dow(sm)
                                                                                                           Portfolio, 1st
                                                                                                           Quarter 2003
                                                                                                           Series
                                                                                                           ____________
Initial Number of Units (1)                                                                                     14,987
Fractional Undivided Interest in the Trust per Unit (1)                                                       1/14,987
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)                                           $    9.900
   Maximum Sales Charge of 2.95% of the Public Offering Price per Unit (2.980% of the net amount
      invested, exclusive of the deferred sales charge and creation and development fee) (3)                $     .295
   Less Deferred Sales Charge per Unit                                                                      $    (.145)
   Less Creation and Development Fee per Unit                                                               $    (.050)
Public Offering Price per Unit (4)                                                                          $   10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                             $    9.755
Redemption Price per Unit (based on aggregate underlying value
   of Securities less the deferred sales charge) (5)                                                        $    9.755
Estimated Net Annual Distribution per Unit (6)                                                              $     .327
Cash CUSIP Number                                                                                           30267H 487
Reinvestment CUSIP Number                                                                                   30267H 495
Fee Accounts Cash CUSIP Number                                                                              30267H 503
Fee Accounts Reinvestment CUSIP Number                                                                      30267H 511
Security Code                                                                                                    62974
Ticker Symbol                                                                                                   FTDFQX

First Settlement Date                                 January 6, 2003
Rollover Notification Date                            March 1, 2004
Special Redemption and Liquidation Period             March 15, 2004 to March 31, 2004
Mandatory Termination Date (7)                        March 31, 2004
Income Distribution Record Date                       Fifteenth day of June and December, commencing June 15, 2003.
Income Distribution Date (6)                          Last day of June and December, commencing June 30, 2003.

_____________

                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on January 2, 2003, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price on the relevant stock exchange on the business day prior to the Initial Date of Deposit. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price on such date. The value of foreign Securities trading in non-U.S. currencies is determined by converting the value of such Securities to their U.S. dollar equivalent based on the offering side of the currency exchange rate for the currency in which a Security is generally denominated at the Evaluation Time on the business day prior to the Initial Date of Deposit. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge, a deferred sales charge and the creation and development fee. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit, the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date, a pro rata share of any accumulated dividends on the Securities will be included.

(5) During the initial offering period the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will include the creation and development fee and estimated organization costs per Unit set forth under "Fee Table." After the initial offering period, the Sponsor's Initial Repurchase Price per Unit and Redemption Price per Unit will not include such creation and development fee and estimated organization costs. See "Redeeming Your Units."

(6) The actual net annual distribution per Unit you receive will vary from that set forth above with changes in a Trust's fees and expenses, dividends received, currency exchange rates, foreign withholding and with the sale of Securities. See "Fee Table" and "Expenses and Charges." Dividend yield was not a selection criterion for The Nasdaq (R) Target 15 Portfolio, The S&P Target 24 Portfolio, the Target Small-Cap Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio or the Target VIP Conservative Equity Portfolio. At the Rollover Notification Date for Rollover Unit holders or upon termination of a Trust for Remaining Unit holders, amounts in the Income Account (which consist of dividends on the Securities) will be included in amounts distributed to Unit holders. The
Trustee will distribute money from the Capital Account monthly on the last day of each month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, the Trustee will distribute any funds in the Capital Account as part of the final liquidation distribution.

(7) See "Amending or Terminating the Indenture."

                              Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public
Offering" and "Expenses and Charges." Although the Trusts have a term of approximately 15 months and are unit investment trusts rather than mutual funds, this information allows you to compare fees.

                                                                        The Dow(sm)         The Dow(sm)          Global
                                                                        DART 10 Portfolio   Target 5 Portfolio   Target 15 Portfolio
                                                                        1st Quarter 2003    1st Quarter 2003     1st Quarter 2003
                                                                        Series              Series               Series
                                                                        __________________  __________________   __________________
                                                                                   Amount              Amount             Amount
                                                                                   per Unit            per Unit           per Unit
                                                                                   ________            ________           ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge

Initial sales charge                                                    1.00%(a)   $.100    1.00%(a)   $.100    1.00%(a)   $.100
Deferred sales charge                                                   1.45%(b)   $.145    1.45%(b)   $.145    1.45%(b)   $.145
Creation and development fee                                            0.50%(c)   $.050    0.50%(c)   $.050    0.50%(c)   $.050
                                                                        ________   _____    ________   _____    ________   _____
Maximum Sales Charge (including creation and development fee)           2.95%      $.295    2.95%      $.295    2.95%      $.295
                                                                        ========   =====    ========   =====    ========   =====

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                            .290%(d)   $.0290   .290%(d)   $.0290   .290%(d)   $.0290
                                                                        ========   ======   ========   ======   ========   ======

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees  .060%      $.0060   .060%      $.0060   .060%      $.0060
Trustee's fee and other operating expenses                              .127%(f)   $.0127   .127%(f)   $.0127   .196%(f)   $.0196
                                                                        ________   ______   ________   ______   ________   ______
Total                                                                   .187%      $.0187   .187%      $.0187   .256%      $.0256
                                                                        ========   ======   ========   ======   ========   ======

                                                                        The Nasdaq (R)       The S&P Target 24    Target Small-Cap
                                                                        Target 15 Portfolio  Portfolio            Portfolio
                                                                        1st Quarter 2003     1st Quarter 2003     1st Quarter 2003
                                                                        Series               Series               Series
                                                                        __________________   __________________   __________________
                                                                                   Amount               Amount             Amount
                                                                                   per Unit             per Unit           per Unit
                                                                                   ________             ________           ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                                    1.00%(a)   $.100     1.00%(a)   $.100     1.00%(a) $.100
Deferred sales charge                                                   1.45%(b)   $.145     1.45%(b)   $.145     1.45%(b) $.145
Creation and development fee                                            0.50%(c)   $.050     0.50%(c)   $.050     0.50%(c) $.050
                                                                        ________   _____     ________   _____     ________ _____
Maximum Sales Charge (including creation and development fee)           2.95%      $.295     2.95%      $.295     2.95%    $.295
                                                                        ========   =====     ========   =====     ======== =====

Organization Costs (as a percentage of public offering price)
Estimated organization costs                                            .290%(d)   $.0290    .290%(d)   $.0290    .290%(d) $.0290
                                                                        ========   ======    ========   ======    ======== ======

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees  .060%      $.0060    .060%      $.0060    .060%    $.0060
Trustee's fee and other operating expenses                              .147%(f)   $.0147    .157%(f)   $.0157    .107%(f) $.0107
                                                                        ________   ______    ________   ______    ________ ______
Total                                                                   .207%      $.0207    .217%      $.0217    .167%    $.0167
                                                                        ========   ======    ========   ======    ======== ======

                                                                       Target              Target VIP            Target VIP
                                                                       VIP Portfolio       Aggressive Equity     Conservative Equity
                                                                       1st Quarter 2003    Portfolio 1st         Portfolio 1st
                                                                       Series              Quarter 2003 Series   Quarter 2003 Series
                                                                       __________________  _____________________ ___________________
                                                                                 Amount                 Amount             Amount
                                                                                 per Unit               per Unit           per Unit
                                                                                 ________               ________           ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                                   1.00%(a)  $.100     1.00%(a)     $.100    1.00%(a)  $.100
Deferred sales charge                                                  1.45%(b)  $.145     1.45%(b)     $.145    1.45%(b)  $.145
Creation and development fee                                           0.50%(c)  $.050     0.50%(c)     $.050    0.50%(c)  $.050
                                                                       ________  _____     ________     _____    ________  _____
Maximum Sales Charge (including creation and development fee)          2.95%     $.295     2.95%        $.295    2.95%     $.295
                                                                       ========  ======    ========     ======   ========  ======
Organization Costs (as a percentage of public offering price)
Estimated organization costs                                           .290%(d)  $.0290    .290%(d)     $.0290   .290%(d)  $.0290
                                                                       ========  ======    ========     ======   ========  ======
Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees .060%     $.0060    .060%        $.0060   .060%     $.0060
Trustee's fee and other operating expenses                             .312%(f)  $.0312    .281%(f)     $.0281   .261%(f)  $.0261
                                                                       ________  ______    ________     ______   ________  ______
Total                                                                  .372%     $.0372    .341%        $.0341   .321%     $.0321
                                                                       ========  ======    ========     ======   ========  ======

                                                                             Total Dow(sm)
                                                                             Portfolio
                                                                             1st Quarter 2003 Series
                                                                             _________________________
                                                                                          Amount
                                                                                          per Unit
                                                                                          ________
Unit Holder Sales Fees (as a percentage of public offering price)

Maximum Sales Charge
Initial sales charge                                                         1.00%(a)     $.100

Deferred sales charge                                                        1.45%(b)     $.145
Creation and development fee                                                 0.50%(c)     $.050
                                                                             ________     ______
Maximum Sales Charge (including creation and development fee)                2.95%        $.295
                                                                             ========     ======
Organization Costs (as a percentage of public offering price)
Estimated organization costs                                                 .290%(d)     $.0290

Estimated Annual Trust Operating Expenses(e)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees       .060%        $.0060
Trustee's fee and other operating expenses                                   .127%(f)     $.0127
                                                                             ________     ______
Total                                                                        .187%        $.0187
                                                                             ========     ======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and then sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. The example does not take into consideration transaction fees which may be charged by certain broker/dealers for processing redemption requests. Although your actual costs may vary, based on these assumptions your costs would be:

                                                                           1 Year     3 Years    5 Years    10 Years
                                                                           ______     _______    _______    ________
The Dow(sm) DART 10 Portfolio, 1st Quarter 2003 Series                     $343       $842       $1,367     $2,804
The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series                     343        842        1,367      2,804
Global Target 15 Portfolio, 1st Quarter 2003 Series                         350        863        1,402      2,872
The Nasdaq (R) Target 15 Portfolio, 1st Quarter 2003 Series                 345        848        1,377      2,824
The S&P Target 24 Portfolio, 1st Quarter 2003 Series                        346        851        1,382      2,834
Target Small-Cap Portfolio, 1st Quarter 2003 Series                         341        836        1,358      2,784
Target VIP Portfolio, 1st Quarter 2003 Series                               361        897        1,459      2,985
Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series             358        888        1,444      2,955
Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series           356        882        1,434      2,936
Total Dow(sm) Portfolio, 1st Quarter 2003 Series                            343        842        1,367      2,804

The example assumes that the principal amount and distributions are rolled annually into a New Trust, and you are subject to a reduced transactional sales charge.

_____________

(a) The combination of the initial and deferred sales charge comprises what we refer to as the "transactional sales charge." The initial sales charge is actually equal to the difference between the maximum sales charge of 2.95% and the sum of any remaining deferred sales charge and creation and development fee.

(b) The deferred sales charge is a fixed dollar amount equal to $.145 per Unit which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in three monthly installments commencing April 17, 2003.

(c) The creation and development fee compensates the Sponsor for creating and developing the Trusts. The creation and development fee is a charge of $.050 per Unit collected at the end of the initial offering period which is expected to be approximately 90 days from the Initial Date of Deposit. If the price you pay for your Units exceeds $10 per Unit, the creation and development fee will be less than 0.50%; if the price you pay for your Units is less than $10 per Unit, the creation and development fee will exceed 0.50%.

(d) Estimated organization costs will be deducted from the assets of each Trust at the end of the initial offering period.

(e) Each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(f) Other operating expenses for certain Trusts include estimated per Unit costs associated with a license fee as described in "Expenses and Charges," but do not include brokerage costs and other portfolio transaction fees for any of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

                    Report of Independent Auditors

The Sponsor, First Trust Portfolios L.P., and Unit Holders
FT 691

We have audited the accompanying statements of net assets, including the schedules of investments, of FT 691, comprising The Dow(sm) Dividend And Repurchase Target 10 Portfolio, 1st Quarter 2003 Series; The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series; Global Target 15 Portfolio, 1st Quarter 2003 Series; The Nasdaq (R) Target 15 Portfolio, 1st Quarter 2003 Series; The S&P Target 24 Portfolio, 1st Quarter 2003 Series, Target Small-Cap Portfolio, 1st Quarter 2003 Series; Target VIP Portfolio, 1st Quarter 2003 Series; Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series; Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series; and Total Dow(sm) Portfolio, 1st Quarter 2003 Series (collectively, the "Trusts"), as of the opening of business on December 31, 2002 (Initial Date of Deposit). These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the irrevocable letter of credit held by JPMorgan Chase Bank, the Trustee, and allocated among the Trusts for the purchase of Securities, as shown in the statements of net assets, as of the opening of business on December 31, 2002, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trusts' Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 691, comprising The Dow(sm) Dividend And Repurchase Target 10 Portfolio, 1st Quarter 2003 Series; The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series; Global Target 15 Portfolio, 1st Quarter 2003 Series; The Nasdaq
(R) Target 15 Portfolio, 1st Quarter 2003 Series; The S&P Target 24 Portfolio, 1st Quarter 2003 Series, Target Small-Cap Portfolio, 1st Quarter 2003 Series; Target VIP Portfolio, 1st Quarter 2003 Series; Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series; Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series; and Total Dow(sm) Portfolio, 1st Quarter 2003 Series, at the opening of business on December 31, 2002 (Initial Date of Deposit) in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP

Chicago, Illinois
January 2, 2003

                          Statements of Net Assets

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                The Dow(sm)        The Dow(sm)          Global Target 15
                                                                DART 10 Portfolio  Target 5 Portfolio   Portfolio
                                                                1st Quarter        1st Quarter          1st Quarter
                                                                2003 Series        2003 Series          2003 Series
                                                                _____________      _____________        _____________
NET ASSETS
Investment in Securities represented
   by purchase contracts (1) (2)                                $148,507           $148,493             $148,011
Less liability for reimbursement to Sponsor
   for organization costs (3)                                       (435)              (435)                (434)
Less liability for deferred sales charge (4)                      (2,175)            (2,175)              (2,168)
Less liability for creation and development fee (5)                 (750)              (750)                (748)
                                                                ________           ________             ________
Net assets                                                      $145,147           $145,133             $144,661
                                                                ========           ========             ========
Units outstanding                                                 15,001             14,999               14,951

ANALYSIS OF NET ASSETS
Cost to investors (6)                                           $150,007           $149,993             $149,505
Less maximum transactional sales charge (6)                       (4,425)            (4,425)              (4,410)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                       (435)              (435)                (434)
                                                                ________           ________             ________
Net assets                                                      $145,147           $145,133             $144,661
                                                                ========           ========             ========

__________

See "Notes to Statements of Net Assets" on page 14.

                          Statements of Net Assets

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                    The Nasdaq (R)
                                                                    Target 15         The S&P Target 24   Target Small-Cap
                                                                    Portfolio         Portfolio           Portfolio
                                                                    1st Quarter       1st Quarter         1st Quarter
                                                                    2003 Series       2003 Series         2003 Series
                                                                    ___________       _____________       _____________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)  $148,477            $148,532            $148,462
Less liability for reimbursement to Sponsor
   for organization costs (3)                                           (435)               (435)               (435)
Less liability for deferred sales charge (4)                          (2,175)             (2,175)             (2,174)
Less liability for creation and development fee (5)                     (750)               (750)               (750)
                                                                    ________            ________            ________
Net assets                                                          $145,117            $145,172            $145,103
                                                                    ========            ========            ========
Units outstanding                                                     14,998              15,003              14,996

ANALYSIS OF NET ASSETS
Cost to investors (6)                                               $149,976            $150,033           $ 149,962
Less maximum transactional sales charge (6)                           (4,424)             (4,426)             (4,424)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                           (435)               (435)               (435)
                                                                    ________            ________            ________
Net assets                                                          $145,117            $145,172            $145,103
                                                                    ========            ========            ========

__________

See "Notes to Statements of Net Assets" on page 14.

                         Statements of Net Assets

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                   Target VIP      Target VIP           Target VIP
                                                                   Portfolio       Aggressive Equity    Conservative Equity
                                                                   1st Quarter     Portfolio, 1st       Portfolio, 1st
                                                                   2003 Series     Quarter 2003 Series  Quarter 2003 Series
                                                                   __________      _____________        _____________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2) $396,159        $395,773             $396,085
Less liability for reimbursement to Sponsor
   for organization costs (3)                                        (1,160)         (1,159)              (1,160)
Less liability for deferred sales charge (4)                         (5,802)         (5,797)              (5,801)
Less liability for creation and development fee (5)                  (2,001)         (1,999)              (2,000)
                                                                   ________        ________             ________
Net assets                                                         $387,196        $386,818             $387,124
                                                                   ========        ========             ========
Units outstanding                                                    40,016          39,977               40,009

ANALYSIS OF NET ASSETS
Cost to investors (6)                                              $400,161        $399,770             $400,087
Less maximum transactional sales charge (6)                         (11,805)        (11,793)             (11,803)
Less estimated reimbursement to Sponsor
   for organization costs (3)                                        (1,160)         (1,159)              (1,160)
                                                                   ________        ________             ________
Net assets                                                         $387,196        $386,818             $387,124
                                                                   ========        ========             ========

__________

See "Notes to Statements of Net Assets" on page 14.

                          Statements of Net Assets

                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                                                         Total Dow(sm)
                                                                                                         Portfolio
                                                                                                         1st Quarter
                                                                                                         2003 Series
                                                                                                         _________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)                                       $148,373
Less liability for reimbursement to Sponsor for organization costs (3)                                       (435)
Less liability for deferred sales charge (4)                                                               (2,173)
Less liability for creation and development fee (5)                                                          (749)
                                                                                                         ________
Net assets                                                                                               $145,016
                                                                                                         ========
Units outstanding                                                                                          14,987

ANALYSIS OF NET ASSETS
Cost to investors (6)                                                                                    $149,872
Less maximum transactional sales charge (6)                                                                (4,421)
Less estimated reimbursement to Sponsor for organization costs (3)                                           (435)
                                                                                                         ________
Net assets                                                                                               $145,016
                                                                                                         ========

___________________

                 NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit for $2,900,000 issued by JPMorgan Chase Bank ($1,400,000 of which will be allocated among each of The Dow(sm) DART 10 Portfolio, 1st Quarter 2003 Series; The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series; Global Target 15 Portfolio, 1st Quarter 2003 Series; The Nasdaq (R) Target 15 Portfolio, 1st Quarter 2003 Series; The S&P Target 24 Portfolio, 1stQuarter 2003 Series; Target Small-Cap Portfolio, 1st Quarter 2003 Series and the Total Dow(sm) Portfolio, 1st Quarter 2003 Series; and $1,500,000 of which will be allocated among each of the Target VIP Portfolio, 1st Quarter 2003 Series; the Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series; and the Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series) has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0290 per Unit per Trust. A payment will be made at the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions from a Trust ($.145 per Unit), payable to the Sponsor in three approximately equal monthly installments beginning on April 17, 2003 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through June 20, 2003. If Unit holders redeem Units before June 20, 2003 they will have to pay the remaining amount of the deferred sales charge applicable to such Units when they redeem them.

(5) The creation and development fee ($.050 per Unit for each Trust) is payable by a Trust on behalf of Unit holders out of assets of a Trust at the end of the initial offering period. If Units are redeemed prior to the close of the initial offering period, the fee will not be deducted from the proceeds.

(6) The aggregate cost to investors in a Trust includes a maximum sales charge (comprised of an initial and a deferred sales charge and the creation and development fee) computed at the rate of 2.95% of the Public Offering Price (equivalent to 2.980% of the net amount invested, exclusive of the deferred sales charge and the creation and development fee), assuming no reduction of the maximum sales charge as set forth under "Public Offering."

                         Schedule of Investments

        The Dow(sm) Dividend And Repurchase Target 10 Portfolio,
                         1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         _________     ________    __________     ______
421        C         Citigroup Inc.                                          10%         $35.27     $ 14,849        2.04%
351        DD        E.I. du Pont de Nemours and Company                     10%          42.31       14,851        3.31%
418        EK        Eastman Kodak Company                                   10%          35.53       14,851        5.07%
402        GM        General Motors Corporation                              10%          36.97       14,862        5.41%
661        HON       Honeywell International Inc.                            10%          22.47       14,853        3.34%
276        JNJ       Johnson & Johnson                                       10%          53.78       14,843        1.52%
261        MRK       Merck & Co., Inc.                                       10%          56.81       14,827        2.53%
619        JPM       J.P. Morgan Chase & Co. (4)                             10%          23.99       14,850        5.67%
359        MO        Philip Morris Companies Inc.                            10%          41.39       14,859        6.19%
545        SBC       SBC Communications Inc.                                 10%          27.27       14,862        3.96%
                                                                           ______                   ________
                          Total Investments                                 100%                    $148,507
                                                                           ======                   ========

___________

See "Notes to Schedules of Investments" on page 29.

                             Schedule of Investments

        The Dow(sm)  Target 5 Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                           Percentage
Number                                                                     of Aggregate  Market      Cost of        Current
of         Ticker Symbol and                                               Offering      Value per   Securities to  Dividend
Shares     Name of Issuer of Securities (1)                                Price         Share       the Trust (2)  Yield (3)
______     _______________________________________                         _________     ________    __________     ______
1,140      T         AT&T Corp.                                              20%         $26.05      $ 29,697       2.88%
1,212      GE        General Electric Company                                20%          24.50        29,694       3.10%
1,322      HON       Honeywell International Inc.                            20%          22.47        29,705       3.34%
1,238      JPM       J.P. Morgan Chase & Co. (4)                             20%          23.99        29,700       5.67%
1,089      SBC       SBC Communications Inc.                                 20%          27.27        29,697       3.96%
                                                                           ______                    ________
                          Total Investments                                 100%                     $148,493
                                                                           ======                    ========

___________

See "Notes to Schedules of Investments" on page 29.

                         Schedule of Investments

           Global Target 15 Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                              Percentage                Cost of
Number                                                                        of Aggregate   Market     Securities  Current
of        Ticker Symbol and                                                   Offering       Value per  to the      Dividend
Shares    Name of Issuer of Securities (1)                                    Price          Share      Trust (2)   Yield (3)
______    _______________________________                                     ___________    ________   ________    ________
          DJIA COMPANIES:
          _______________
   380    T          AT&T Corp.                                                 6.69%        $ 26.05     $ 9,899      2.88%
   404    GE         General Electric Company                                   6.69%          24.50       9,898      3.10%
   441    HON        Honeywell International Inc.                               6.69%          22.47       9,909      3.34%
   413    JPM        J.P. Morgan Chase & Co. (4)                                6.69%          23.99       9,908      5.67%
   363    SBC        SBC Communications Inc.                                    6.69%          27.27       9,899      3.96%

          FT INDEX COMPANIES:
          ___________________
 5,024    BA/ LN     BAE SYSTEMS Plc                                            6.69%           1.97       9,899      8.32%
 2,988    GKN LN     GKN Plc                                                    6.69%           3.31       9,901      5.92%
 3,739    PO/ LN     The Peninsular and Oriental Steam Navigation Company       6.69%           2.65       9,899      9.09%
 3,447    RTR LN     Reuters Group Plc                                          6.69%           2.87       9,901      6.21%
 5,078    RSA LN     Royal & Sun Alliance Insurance Group Plc                   6.69%           1.95       9,900     10.24%

          HANG SENG INDEX COMPANIES:
          _________________________
 5,000    267 HK     CITIC Pacific Limited                                      6.15%           1.82       9,102      6.34%
 6,000    1038 HK    Cheung Kong Infrastructure Holdings Limited                6.91%           1.71      10,230      4.77%
10,000    101 HK     Hang Lung Properties Limited                               6.49%           0.96       9,615      5.33%
 9,500    66 HK      MTR Corporation Limited                                    6.75%           1.05       9,987      5.12%
20,000    17 HK      New World Development Company Limited                      6.80%           0.50      10,064      5.10%
                                                                              _______                   ________
                             Total Investments                                100.00%                   $148,011
                                                                              =======                   ========

_____________

See "Notes to Schedules of Investments" on page 29.

                           Schedule of Investments

       The Nasdaq (R) Target 15 Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                                    Percentage       Market     Cost of
Number      Ticker Symbol and                                                       of Aggregate     Value per  Securities to
of Shares   Name of Issuer of Securities (1)                                        Offering Price   Share      the Trust (2)
______      ____________________________________                                    ____________     _________  _____________
  352       APCC       American Power Conversion Corporation                          3.61%          $15.21     $  5,354
  317       APOL       Apollo Group, Inc. (Class A)                                   9.55%           44.73       14,179
  189       FHCC       First Health Group Corp.                                       3.12%           24.53        4,636
  142       GNTX       Gentex Corporation                                             3.06%           31.95        4,537
  368       GILD       Gilead Sciences, Inc.                                          8.43%           34.01       12,516
  193       LNCR       Lincare Holdings Inc.                                          4.05%           31.19        6,020
3,392       ORCL       Oracle Corporation                                            24.99%           10.94       37,108
  251       PETM       PETsMART, Inc.                                                 2.92%           17.25        4,330
   96       PIXR       Pixar, Inc.                                                    3.40%           52.58        5,048
  140       ROST       Ross Stores, Inc.                                              3.95%           41.90        5,866
  285       RYAAY      Ryanair Holdings Plc (ADR)                                     7.42%           38.68       11,024
   79       HSIC       Henry Schein, Inc.                                             2.43%           45.64        3,605
  271       SYMC       Symantec Corporation                                           7.47%           40.92       11,089
  471       TEVA       Teva Pharmaceutical Industries Ltd. (ADR)                     11.84%           37.32       17,578
  105       WFMI       Whole Foods Market, Inc.                                       3.76%           53.21        5,587
                                                                                    ________                    ________
                            Total Investments                                       100.00%                     $148,477
                                                                                    ========                    ========

___________

See "Notes to Schedules of Investments" on page 29.

                        Schedule of Investments

          The S&P Target 24 Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

                                                                                 Percentage
Number                                                                           of Aggregate    Market      Cost of
of          Ticker Symbol and                                                    Offering        Value per   Securities to
Shares      Name of Issuer of Securities (1)                                     Price           Share       the Trust (2)
______      ________________________                                             ___________     ________    __________
  19        AT       ALLTEL Corporation                                            0.65%         $51.12      $    971
  82        BUD      Anheuser-Busch Companies, Inc.                                2.68%          48.50         3,977
  90        APA      Apache Corporation                                            3.47%          57.35         5,161
  98        BJS      BJ Services Company                                           2.12%          32.20         3,156
 428        BAC      Bank of America Corporation                                  20.11%          69.80        29,874
 224        BBBY     Bed Bath & Beyond Inc.                                        5.32%          35.30         7,907
   9        CTL      CenturyTel, Inc.                                              0.18%          29.41           265
 768        CSCO     Cisco Systems, Inc.                                           6.71%          12.97         9,961
  53        CL       Colgate-Palmolive Company                                     1.86%          52.18         2,766
 275        DELL     Dell Computer Corporation                                     4.98%          26.90         7,397
  28        DLX      Deluxe Corporation                                            0.78%          41.34         1,158
 115        FO       Fortune Brands, Inc.                                          3.57%          46.14         5,306
  80        HRB      H&R Block, Inc.                                               2.16%          40.03         3,202
  39        RX       IMS Health Incorporated                                       0.41%          15.58           608
 410        JNJ      Johnson & Johnson                                            14.85%          53.78        22,050
  29        MTG      MGIC Investment Corporation                                   0.81%          41.25         1,196
 202        MO       Philip Morris Companies Inc.                                  5.63%          41.39         8,361
 560        ORCL     Oracle Corporation                                            4.12%          10.94         6,126
  59        RDC      Rowan Companies, Inc.                                         0.90%          22.62         1,335
 205        SBC      SBC Communications Inc.                                       3.76%          27.27         5,590
 298        SBUX     Starbucks Corporation                                         4.14%          20.62         6,145
  57        UPC      Union Planters Corporation                                    1.09%          28.30         1,613
 210        UPS      United Parcel Service, Inc. (Class B)                         8.96%          63.38        13,310
  27        ZMH      Zimmer Holdings, Inc.                                         0.74%          40.62         1,097
                                                                                 ________                    ________
                          Total Investments                                      100.00%                     $148,532
                                                                                 ========                    ========

___________

See "Notes to Schedules of Investments" on page 29.

                         Schedule of Investments

           Target Small-Cap Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                            Percentage      Market        Cost of
of          Ticker Symbol and                                                     of Aggregate    Value per     Securities to
Shares      Name of Issuer of Securities (1)                                      Offering Price  Share         the Trust (2)
______      _______________________________________                               ____________    ________      ____________
111         AMGP     AMERIGROUP Corporation                                         2.39%         $32.01        $  3,553
142         BHE      Benchmark Electronics, Inc.                                    2.68%          28.04           3,982
338         BRKL     Brookline Bancorp, Inc.                                        2.75%          12.07           4,080
108         BWS      Brown Shoe Company, Inc.                                       1.73%          23.83           2,574
144         PFCB     P.F. Chang's China Bistro, Inc.                                3.50%          36.09           5,197
263         CLE      Claire's Stores, Inc.                                          3.96%          22.33           5,873
 34         CW       Curtiss-Wright Corporation                                     1.48%          64.45           2,191
139         DTG      Dollar Thrifty Automotive Group, Inc.                          1.98%          21.10           2,933
137         EWBC     East West Bancorp, Inc.                                        3.31%          35.88           4,915
 91         EASI     Engineered Support Systems, Inc.                               2.24%          36.57           3,328
134         FCN      FTI Consulting, Inc.                                           3.61%          40.05           5,367
160         FNFG     First Niagara Financial Group, Inc.                            2.81%          26.05           4,168
167         FBC      Flagstar Bancorp, Inc.                                         2.47%          21.95           3,666
267         FOSL     Fossil, Inc.                                                   3.68%          20.49           5,471
135         GTRC     Guitar Center, Inc.                                            1.54%          16.96           2,289
180         GYMB     The Gymboree Corporation                                       1.95%          16.05           2,889
158         HDWR     Headwaters Incorporated                                        1.62%          15.23           2,406
138         HOV      Hovnanian Enterprises, Inc. (Class A)                          2.95%          31.78           4,386
107         LFG      LandAmerica Financial Group, Inc.                              2.59%          35.95           3,847
 90         LSTR     Landstar System, Inc.                                          3.51%          57.86           5,207
346         LII      Lennox International Inc.                                      2.93%          12.57           4,349
120         STAR     Lone Star Steakhouse & Saloon, Inc.                            1.57%          19.43           2,331
 80         MMSI     Merit Medical Systems, Inc.                                    1.08%          19.96           1,597
 80         MTH      Meritage Corporation                                           1.82%          33.78           2,702
207         NUS      Nu Skin Enterprises, Inc. (Class A)                            1.68%          12.05           2,494
141         OVTI     OmniVision Technologies, Inc.                                  1.37%          14.48           2,042
190         PSUN     Pacific Sunwear of California, Inc. (5)                        3.41%          26.64           5,062
157         PNRA     Panera Bread Company (Class A)                                 3.71%          35.11           5,512
160         POG      Patina Oil & Gas Corporation                                   3.42%          31.72           5,075
 71         PEET     Peet's Coffee & Tea Inc.                                       0.69%          14.49           1,029
135         ZQK      Quiksilver, Inc.                                               2.35%          25.85           3,490
 76         SHRP     Sharper Image Corporation                                      0.90%          17.50           1,330
177         SIE      Sierra Health Services, Inc.                                   1.31%          10.98           1,943
115         AOS      A.O. Smith Corporation                                         2.11%          27.24           3,133
237         TTWO     Take-Two Interactive Software, Inc.                            3.82%          23.91           5,667
152         TRBS     Texas Regional Bancshares, Inc. (Class A)                      3.61%          35.26           5,359
 71         TTC      The Toro Company                                               3.01%          62.89           4,465
113         UCBH     UCBH Holdings, Inc.                                            3.26%          42.82           4,839
256         UNT      Unit Corporation                                               3.18%          18.44           4,721
 96         WTFC     Wintrust Financial Corporation                                 2.02%          31.25           3,000
                                                                                  _______                       ________
                             Total Investments                                    100.00%                       $148,462
                                                                                  =======                       ========

___________

See "Notes to Schedules of Investments" on page 29.

                         Schedule of Investments

              Target VIP Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                             Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                 Offering Price   per Share   the Trust (2)
______    _______________________________                                          ____________     _________   ____________
          The Dow(sm) DART 5 Strategy Stocks (16.65%):
          ____________________________________
  312     DD          E.I. du Pont de Nemours and Company                            3.33%          $ 42.31     $ 13,201
  357     GM          General Motors Corporation                                     3.33%            36.97       13,198
  587     HON         Honeywell International Inc.                                   3.33%            22.47       13,190
  245     JNJ         Johnson & Johnson                                              3.33%            53.78       13,176
  319     MO          Philip Morris Companies Inc.                                   3.33%            41.39       13,203

          European Target 20 Strategy Stocks (16.62%):
          ____________________________________
  208     AABA NA     ABN AMRO Holding N.V.                                          0.83%            15.89       3,305
  406     ANL LN      Abbey National Plc                                             0.83%             8.12       3,295
  253     AGN NA      Aegon N.V.                                                     0.83%            13.03       3,298
  463     AV/ LN      Aviva Plc                                                      0.83%             7.12       3,297
  332     BATS LN     British American Tobacco Plc                                   0.83%             9.95       3,302
  153     CSGN VX     Credit Suisse Group                                            0.83%            21.54       3,296
   14     ELEB BB     Electrabel S.A.                                                0.85%           240.10       3,361
  636     ENEL IM     Enel SpA                                                       0.83%             5.18       3,297
  208     ENI IM      Eni SpA                                                        0.83%            15.84       3,294
  193     FORA NA     Fortis                                                         0.83%            17.11       3,302
  189     FTE FP      France Telecom S.A.                                            0.83%            17.50       3,307
  300     HSBA LN     HSBC Holdings Plc                                              0.83%            11.01       3,304
  200     INGA NA     ING Groep N.V.                                                 0.83%            16.49       3,299
  265     AHLN NA     Koninklijke Ahold N.V.                                         0.83%            12.47       3,305
2,157     LGEN LN     Legal & General Group Plc                                      0.83%             1.53       3,298
  465     LLOY LN     Lloyds TSB Group Plc                                           0.83%             7.09       3,297
  752     NDA SS      Nordea AB                                                      0.83%             4.38       3,297
  473     PRU LN      Prudential Plc                                                 0.83%             6.98       3,301
  575     SPW LN      Scottish Power Plc                                             0.83%             5.74       3,300
  209     EX FP       Vivendi Universal S.A.                                         0.83%            15.77       3,297

          The Nasdaq(R) Target 15 Strategy Stocks (16.68%):
          __________________________________________
  156     APCC        American Power Conversion Corporation                          0.60%            15.21       2,373
  141     APOL        Apollo Group, Inc. (Class A)                                   1.59%            44.73       6,307
   84     FHCC        First Health Group Corp.                                       0.52%            24.53       2,061
   63     GNTX        Gentex Corporation                                             0.51%            31.95       2,013
  164     GILD        Gilead Sciences, Inc.                                          1.41%            34.01       5,578
   86     LNCR        Lincare Holdings Inc.                                          0.68%            31.19       2,682
1,508     ORCL        Oracle Corporation                                             4.17%            10.94      16,498
  111     PETM        PETsMART, Inc.                                                 0.48%            17.25       1,915
   43     PIXR        Pixar, Inc.                                                    0.57%            52.58       2,261
   62     ROST        Ross Stores, Inc.                                              0.66%            41.90       2,598
  127     RYAAY       Ryanair Holdings Plc (ADR)                                     1.24%            38.68       4,912
   35     HSIC        Henry Schein, Inc.                                             0.40%            45.64       1,597
  121     SYMC        Symantec Corporation                                           1.25%            40.92       4,951
  209     TEVA        Teva Pharmaceutical Industries Ltd. (ADR)                      1.97%            37.32       7,800
   47     WFMI        Whole Foods Market, Inc.                                       0.63%            53.21       2,501

                     Schedule of Investments (cont'd.)

             Target VIP Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                              Percentage         Market    Cost of
of        Ticker Symbol and Name of                                                 of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                  Offering Price    per Share  the Trust (2)
______    _______________________________                                           ____________     _________   ____________
          The S&P Target 24 Strategy Stocks (16.68%):
          ____________________________________
  9       AT          ALLTEL Corporation                                              0.12%          $51.12      $    460
 37       BUD         Anheuser-Busch Companies, Inc.                                  0.45%           48.50         1,794
 40       APA         Apache Corporation                                              0.58%           57.35         2,294
 44       BJS         BJ Services Company                                             0.36%           32.20         1,417
190       BAC         Bank of America Corporation                                     3.35%           69.80        13,262
100       BBBY        Bed Bath & Beyond Inc.                                          0.89%           35.30         3,530
  4       CTL         CenturyTel, Inc.                                                0.03%           29.41           118
341       CSCO        Cisco Systems, Inc.                                             1.12%           12.97         4,423
 23       CL          Colgate-Palmolive Company                                       0.30%           52.18         1,200
122       DELL        Dell Computer Corporation                                       0.83%           26.90         3,282
 12       DLX         Deluxe Corporation                                              0.13%           41.34           496
 51       FO          Fortune Brands, Inc.                                            0.59%           46.14         2,353
 36       HRB         H&R Block, Inc.                                                 0.36%           40.03         1,441
 17       RX          IMS Health Incorporated                                         0.07%           15.58           265
182       JNJ         Johnson & Johnson                                               2.47%           53.78         9,788
 13       MTG         MGIC Investment Corporation                                     0.14%           41.25           536
 90       MO          Philip Morris Companies Inc.                                    0.94%           41.39         3,725
249       ORCL        Oracle Corporation                                              0.69%           10.94         2,724
 26       RDC         Rowan Companies, Inc.                                           0.15%           22.62           588
 91       SBC         SBC Communications Inc.                                         0.63%           27.27         2,482
133       SBUX        Starbucks Corporation                                           0.69%           20.62         2,742
 25       UPC         Union Planters Corporation                                      0.18%           28.30           707
 93       UPS         United Parcel Service, Inc. (Class B)                           1.49%           63.38         5,894
 12       ZMH         Zimmer Holdings, Inc.                                           0.12%           40.62           487

          Target Small-Cap Strategy Stocks (16.66%):
          ____________________________________
 49       AMGP        AMERIGROUP Corporation                                          0.40%           32.01         1,568
 63       BHE         Benchmark Electronics, Inc.                                     0.45%           28.04         1,766
150       BRKL        Brookline Bancorp, Inc.                                         0.46%           12.07         1,810
 48       BWS         Brown Shoe Company, Inc.                                        0.29%           23.83         1,144
 64       PFCB        P.F. Chang's China Bistro, Inc.                                 0.58%           36.09         2,310
117       CLE         Claire's Stores, Inc.                                           0.66%           22.33         2,613
 15       CW          Curtiss-Wright Corporation                                      0.24%           64.45           967
 62       DTG         Dollar Thrifty Automotive Group, Inc.                           0.33%           21.10         1,308
 61       EWBC        East West Bancorp, Inc.                                         0.55%           35.88         2,189
 41       EASI        Engineered Support Systems, Inc.                                0.38%           36.57         1,499
 60       FCN         FTI Consulting, Inc.                                            0.61%           40.05         2,403
 71       FNFG        First Niagara Financial Group, Inc.                             0.47%           26.05         1,850
 74       FBC         Flagstar Bancorp, Inc.                                          0.41%           21.95         1,624
119       FOSL        Fossil, Inc.                                                    0.62%           20.49         2,438
 60       GTRC        Guitar Center, Inc.                                             0.26%           16.96         1,018
 80       GYMB        The Gymboree Corporation                                        0.32%           16.05         1,284
 70       HDWR        Headwaters Incorporated                                         0.27%           15.23         1,066
 61       HOV         Hovnanian Enterprises, Inc. (Class A)                           0.49%           31.78         1,939
 47       LFG         LandAmerica Financial Group, Inc.                               0.43%           35.95         1,690
 40       LSTR        Landstar System, Inc.                                           0.58%           57.86         2,314
153       LII         Lennox International Inc.                                       0.49%           12.57         1,923

                      Schedule of Investments (cont'd.)

              Target VIP Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                                Percentage       Market      Cost of
of          Ticker Symbol and Name of                                                 of Aggregate     Value       Securities to
Shares      Issuer of Securities (1)                                                  Offering Price   per Share   the Trust (2)
______      _______________________________                                           ____________     _________   ____________
            Target Small-Cap Strategy Stocks (cont'd.):
            ____________________________________
   53       STAR        Lone Star Steakhouse & Saloon, Inc.                             0.26%          $ 19.43     $  1,030
   35       MMSI        Merit Medical Systems, Inc.                                     0.18%            19.96          699
   35       MTH         Meritage Corporation                                            0.30%            33.78        1,182
   92       NUS         Nu Skin Enterprises, Inc. (Class A)                             0.28%            12.05        1,109
   63       OVTI        OmniVision Technologies, Inc.                                   0.23%            14.48          912
   84       PSUN        Pacific Sunwear of California, Inc. (5)                         0.56%            26.64        2,238
   70       PNRA        Panera Bread Company (Class A)                                  0.62%            35.11        2,458
   71       POG         Patina Oil & Gas Corporation                                    0.57%            31.72        2,252
   32       PEET        Peet's Coffee & Tea Inc.                                        0.12%            14.49          464
   60       ZQK         Quiksilver, Inc.                                                0.39%            25.85        1,551
   34       SHRP        Sharper Image Corporation                                       0.15%            17.50          595
   79       SIE         Sierra Health Services, Inc.                                    0.22%            10.98          867
   51       AOS         A.O. Smith Corporation                                          0.35%            27.24        1,389
  105       TTWO        Take-Two Interactive Software, Inc.                             0.63%            23.91        2,511
   68       TRBS        Texas Regional Bancshares, Inc. (Class A)                       0.61%            35.26        2,398
   31       TTC         The Toro Company                                                0.49%            62.89        1,950
   50       UCBH        UCBH Holdings, Inc.                                             0.54%            42.82        2,141
  114       UNT         Unit Corporation                                                0.53%            18.44        2,102
   43       WTFC        Wintrust Financial Corporation                                  0.34%            31.25        1,344

            Value Line(R) Target 25 Strategy Stocks (16.71%)
            ____________________________________
   32       AGL         Angelica Corporation                                            0.17%            20.80          666
   58       BLL         Ball Corporation                                                0.75%            51.01        2,959
   19       BSTE        Biosite Incorporated                                            0.17%            35.00          665
   32       CHTT        Chattem, Inc.                                                   0.17%            20.46          655
   88       CHS         Chico's FAS, Inc.                                               0.42%            19.08        1,679
   88       COH         Coach, Inc.                                                     0.73%            32.96        2,900
   10       COKE        Coca-Cola Bottling Co. Consolidated                             0.16%            64.05          640
    9       CTSH        Cognizant Technology Solutions Corporation                      0.17%            74.36          669
   45       COCO        Corinthian Colleges, Inc.                                       0.44%            38.34        1,725
   63       CVD         Covance Inc.                                                    0.38%            24.10        1,518
  167       FRX         Forest Laboratories, Inc.                                       4.16%            98.60       16,466
   60       GTK         GTECH Holdings Corporation                                      0.43%            28.41        1,705
   21       HOV         Hovnanian Enterprises, Inc. (Class A)                           0.17%            31.78          667
   36       IDXX        IDEXX Laboratories, Inc.                                        0.30%            32.75        1,179
   24       MNTR        Mentor Corporation                                              0.23%            38.42          922
    8       NVR         NVR, Inc.                                                       0.67%           330.01        2,640
1,067       NSANY       Nissan Motor Co., Ltd. (ADR)                                    4.16%            15.46       16,496
   34       PSUN        Pacific Sunwear of California, Inc. (5)                         0.23%            26.64          906
  141       PETM        PETsMART, Inc.                                                  0.61%            17.25        2,432
   79       ROST        Ross Stores, Inc.                                               0.84%            41.90        3,310
   72       STE         STERIS Corporation                                              0.43%            23.70        1,706
   40       STTX        Steel Technologies Inc.                                         0.17%            16.58          663
   29       THO         Thor Industries, Inc.                                           0.25%            34.74        1,007
   11       TTC         The Toro Company                                                0.17%            62.89          692
  206       WDC         Western Digital Corporation                                     0.33%             6.32        1,302
                                                                                      _______                      ________
                           Total Investments                                          100.00%                      $396,159
                                                                                      =======                      ========

___________

See "Notes to Schedules of Investments" on page 29.

                        Schedule of Investments

     Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                                Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                   of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                    Offering Price   per Share   the Trust (2)
______    _______________________________                                             ____________     _________   ___________
          The Dow(sm) DART 10 Strategy Stocks (19.99%):
          ____________________________________
   225       C           Citigroup Inc.                                                 2.00%          $35.27      $  7,936
   187       DD          E.I. du Pont de Nemours and Company                            2.00%           42.31         7,912
   223       EK          Eastman Kodak Company                                          2.00%           35.53         7,923
   214       GM          General Motors Corporation                                     2.00%           36.97         7,912
   352       HON         Honeywell International Inc.                                   2.00%           22.47         7,909
   147       JNJ         Johnson & Johnson                                              2.00%           53.78         7,906
   139       MRK         Merck & Co., Inc.                                              1.99%           56.81         7,897
   330       JPM         J.P. Morgan Chase & Co. (4)                                    2.00%           23.99         7,917
   191       MO          Philip Morris Companies Inc.                                   2.00%           41.39         7,905
   290       SBC         SBC Communications Inc.                                        2.00%           27.27         7,908

             Global Target 15 Strategy Stocks (10.03%):
             __________________________________________
             DJIA COMPANIES:
   101       T           AT&T Corp.                                                     0.66%           26.05         2,631
   108       GE          General Electric Company                                       0.67%           24.50         2,646
   117       HON         Honeywell International Inc.                                   0.66%           22.47         2,629
   110       JPM         J.P. Morgan Chase & Co. (4)                                    0.67%           23.99         2,639
    97       SBC         SBC Communications Inc.                                        0.67%           27.27         2,645

             FT INDEX COMPANIES:
 1,340       BA/ LN      BAE SYSTEMS Plc                                                0.67%            1.97         2,640
   797       GKN LN      GKN Plc                                                        0.67%            3.31         2,640
   997       PO/ LN      The Peninsular and Oriental Steam Navigation Company           0.67%            2.65         2,639
   920       RTR LN      Reuters Group Plc                                              0.67%            2.87         2,641
 1,355       RSA LN      Royal & Sun Alliance Insurance Group Plc                       0.67%            1.95         2,641

             HANG SENG INDEX COMPANIES:
 1,450       267 HK      CITIC Pacific Limited                                          0.67%            1.82         2,640
 1,548       1038 HK     Cheung Kong Infrastructure Holdings Limited                    0.67%            1.71         2,639
 2,744       101 HK      Hang Lung Properties Limited                                   0.67%            0.96         2,640
 2,512       66 HK       MTR Corporation Limited                                        0.67%            1.05         2,640
 5,249       17 HK       New World Development Company Limited                          0.67%            0.50         2,640

             The Nasdaq(R) Target 15 Strategy Stocks (15.00%):
             __________________________________________
   141       APCC        American Power Conversion Corporation                          0.54%           15.21         2,145
   127       APOL        Apollo Group, Inc. (Class A)                                   1.44%           44.73         5,681
    76       FHCC        First Health Group Corp.                                       0.47%           24.53         1,864
    57       GNTX        Gentex Corporation                                             0.46%           31.95         1,821
   147       GILD        Gilead Sciences, Inc.                                          1.26%           34.01         4,999
    77       LNCR        Lincare Holdings Inc.                                          0.61%           31.19         2,402
 1,357       ORCL        Oracle Corporation                                             3.75%           10.94        14,846
   100       PETM        PETsMART, Inc.                                                 0.44%           17.25         1,725
    38       PIXR        Pixar, Inc.                                                    0.50%           52.58         1,998
    56       ROST        Ross Stores, Inc.                                              0.59%           41.90         2,346
   114       RYAAY       Ryanair Holdings Plc (ADR)                                     1.11%           38.68         4,410
    32       HSIC        Henry Schein, Inc.                                             0.37%           45.64         1,460
   109       SYMC        Symantec Corporation                                           1.13%           40.92         4,460
   188       TEVA        Teva Pharmaceutical Industries Ltd. (ADR)                      1.77%           37.32         7,016
    42       WFMI        Whole Foods Market, Inc.                                       0.56%           53.21         2,235

                        Schedule of Investments (cont'd.)

     Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                                Percentage       Market      Cost of
of          Ticker Symbol and Name of                                                 of Aggregate     Value       Securities to
Shares      Issuer of Securities (1)                                                  Offering Price   per Share   the Trust (2)
______      _______________________________                                           ____________     _________   ____________
            The S&P Target 24 Strategy Stocks (30.02%):
            ____________________________________
   15       AT          ALLTEL Corporation                                              0.19%          $51.12      $   767
   66       BUD         Anheuser-Busch Companies, Inc.                                  0.81%           48.50        3,201
   72       APA         Apache Corporation                                              1.04%           57.35        4,129
   79       BJS         BJ Services Company                                             0.64%           32.20        2,544
  343       BAC         Bank of America Corporation                                     6.05%           69.80       23,941
  179       BBBY        Bed Bath & Beyond Inc.                                          1.60%           35.30        6,319
    7       CTL         CenturyTel, Inc.                                                0.05%           29.41          206
  614       CSCO        Cisco Systems, Inc.                                             2.01%           12.97        7,964
   42       CL          Colgate-Palmolive Company                                       0.55%           52.18        2,192
  220       DELL        Dell Computer Corporation                                       1.50%           26.90        5,918
   22       DLX         Deluxe Corporation                                              0.23%           41.34          909
   92       FO          Fortune Brands, Inc.                                            1.07%           46.14        4,245
   64       HRB         H&R Block, Inc.                                                 0.65%           40.03        2,562
   31       RX          IMS Health Incorporated                                         0.12%           15.58          483
  328       JNJ         Johnson & Johnson                                               4.46%           53.78       17,640
   23       MTG         MGIC Investment Corporation                                     0.24%           41.25          949
  162       MO          Philip Morris Companies Inc.                                    1.69%           41.39        6,705
  448       ORCL        Oracle Corporation                                              1.24%           10.94        4,901
   47       RDC         Rowan Companies, Inc.                                           0.27%           22.62        1,063
  164       SBC         SBC Communications Inc.                                         1.13%           27.27        4,472
  239       SBUX        Starbucks Corporation                                           1.25%           20.62        4,928
   45       UPC         Union Planters Corporation                                      0.32%           28.30        1,273
  168       UPS         United Parcel Service, Inc. (Class B)                           2.69%           63.38       10,648
   21       ZMH         Zimmer Holdings, Inc.                                           0.22%           40.62          853

            Value Line(R) Target 25 Strategy Stocks (24.96%):
            ____________________________________
   48       AGL         Angelica Corporation                                            0.25%           20.80          998
   87       BLL         Ball Corporation                                                1.12%           51.01        4,438
   28       BSTE        Biosite Incorporated                                            0.25%           35.00          980
   48       CHTT        Chattem, Inc.                                                   0.25%           20.46          982
  131       CHS         Chico's FAS, Inc.                                               0.63%           19.08        2,499
  132       COH         Coach, Inc.                                                     1.10%           32.96        4,351
   15       COKE        Coca-Cola Bottling Co. Consolidated                             0.24%           64.05          961
   13       CTSH        Cognizant Technology Solutions Corporation                      0.24%           74.36          967
   68       COCO        Corinthian Colleges, Inc.                                       0.66%           38.34        2,607
   95       CVD         Covance Inc.                                                    0.58%           24.10        2,289
  251       FRX         Forest Laboratories, Inc.                                       6.25%           98.60       24,749
   91       GTK         GTECH Holdings Corporation                                      0.65%           28.41        2,585
   31       HOV         Hovnanian Enterprises, Inc. (Class A)                           0.25%           31.78          985
   53       IDXX        IDEXX Laboratories, Inc.                                        0.44%           32.75        1,736
   36       MNTR        Mentor Corporation                                              0.35%           38.42        1,383
   11       NVR         NVR, Inc.                                                       0.92%          330.01        3,630
1,600       NSANY       Nissan Motor Co., Ltd. (ADR)                                    6.25%           15.46       24,736
   51       PSUN        Pacific Sunwear of California, Inc. (5)                         0.34%           26.64        1,359
  212       PETM        PETsMART, Inc.                                                  0.92%           17.25        3,657
  118       ROST        Ross Stores, Inc.                                               1.25%           41.90        4,944
  108       STE         STERIS Corporation                                              0.65%           23.70        2,560
   60       STTX        Steel Technologies Inc.                                         0.25%           16.58          995
   43       THO         Thor Industries, Inc.                                           0.38%           34.74        1,494
   16       TTC         The Toro Company                                                0.25%           62.89        1,006
  308       WDC         Western Digital Corporation                                     0.49%            6.32        1,947
                                                                                      _______                     ________
                           Total Investments                                          100.00%                     $395,773
                                                                                      =======                     ========

___________

See "Notes to Schedules of Investments" on page 29.

                         Schedule of Investments

    Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series
                                 FT 691

 At the Opening of Business on the Initial Date of Deposit-December 31,
                                  2002

Number                                                                             Percentage       Market      Cost of
of        Ticker Symbol and Name of                                                of Aggregate     Value       Securities to
Shares    Issuer of Securities (1)                                                 Offering Price   per Share   the Trust (2)
______    _______________________________                                          ____________     _________   ___________
          The Dow(sm) DART 10 Strategy Stocks (30.00%):
          ____________________________________________
  337       C           Citigroup Inc.                                               3.00%           $35.27     $ 11,886
  281       DD          E.I. du Pont de Nemours and Company                          3.00%            42.31       11,889
  334       EK          Eastman Kodak Company                                        3.00%            35.53       11,867
  321       GM          General Motors Corporation                                   3.00%            36.97       11,867
  529       HON         Honeywell International Inc.                                 3.00%            22.47       11,887
  221       JNJ         Johnson & Johnson                                            3.00%            53.78       11,885
  209       MRK         Merck & Co., Inc.                                            3.00%            56.81       11,873
  495       JPM         J.P. Morgan Chase & Co. (4)                                  3.00%            23.99       11,875
  287       MO          Philip Morris Companies Inc.                                 3.00%            41.39       11,879
  436       SBC         SBC Communications Inc.                                      3.00%            27.27       11,890

            Global Target 15 Strategy Stocks (10.04%):
            __________________________________________

            DJIA COMPANIES:
  101       T           AT&T Corp.                                                   0.66%            26.05        2,631
  108       GE          General Electric Company                                     0.67%            24.50        2,646
  118       HON         Honeywell International Inc.                                 0.67%            22.47        2,652
  110       JPM         J.P. Morgan Chase & Co. (4)                                  0.67%            23.99        2,639
   97       SBC         SBC Communications Inc.                                      0.67%            27.27        2,645

            FT INDEX COMPANIES:
1,341       BA/ LN      BAE SYSTEMS Plc                                              0.67%             1.97        2,642
  798       GKN LN      GKN Plc                                                      0.67%             3.31        2,643
  998       PO/ LN      The Peninsular and Oriental Steam Navigation Company         0.67%             2.65        2,642
  920       RTR LN      Reuters Group Plc                                            0.67%             2.87        2,641
1,355       RSA LN      Royal & Sun Alliance Insurance Group Plc                     0.67%             1.95        2,641

            HANG SENG INDEX COMPANIES:
1,450       267 HK      CITIC Pacific Limited                                        0.67%             1.82        2,641
1,549       1038 HK     Cheung Kong Infrastructure Holdings Limited                  0.67%             1.71        2,641
2,746       101 HK      Hang Lung Properties Limited                                 0.67%             0.96        2,642
2,513       66 HK       MTR Corporation Limited                                      0.67%             1.05        2,641
5,251       17 HK       New World Development Company Limited                        0.67%             0.50        2,641

            The S&P Target 24 Strategy Stocks (49.96%):
            ____________________________________
   26       AT          ALLTEL Corporation                                           0.33%            51.12        1,329
  110       BUD         Anheuser-Busch Companies, Inc.                               1.35%            48.50        5,335
  119       APA         Apache Corporation                                           1.72%            57.35        6,825
  131       BJS         BJ Services Company                                          1.06%            32.20        4,218
  571       BAC         Bank of America Corporation                                 10.06%            69.80       39,856
  298       BBBY        Bed Bath & Beyond Inc.                                       2.65%            35.30       10,519
   12       CTL         CenturyTel, Inc.                                             0.09%            29.41          353
1,024       CSCO        Cisco Systems, Inc.                                          3.35%            12.97       13,281
   70       CL          Colgate-Palmolive Company                                    0.92%            52.18        3,653
  366       DELL        Dell Computer Corporation                                    2.48%            26.90        9,845
   37       DLX         Deluxe Corporation                                           0.39%            41.34        1,530
  154       FO          Fortune Brands, Inc.                                         1.79%            46.14        7,106
  107       HRB         H&R Block, Inc.                                              1.08%            40.03        4,283
   52       RX          IMS Health Incorporated                                      0.20%            15.58          810
  547       JNJ         Johnson & Johnson                                            7.43%            53.78       29,418
   38       MTG         MGIC Investment Corporation                                  0.39%            41.25        1,568
  269       MO          Philip Morris Companies Inc.                                 2.81%            41.39       11,134
  746       ORCL        Oracle Corporation                                           2.06%            10.94        8,161
   79       RDC         Rowan Companies, Inc.                                        0.45%            22.62        1,787
  274       SBC         SBC Communications Inc.                                      1.89%            27.27        7,472
  398       SBUX        Starbucks Corporation                                        2.07%            20.62        8,207
   76       UPC         Union Planters Corporation                                   0.54%            28.30        2,151
  280       UPS         United Parcel Service, Inc. (Class B)                        4.48%            63.38       17,746
   36       ZMH         Zimmer Holdings, Inc.                                        0.37%            40.62        1,462

                        Schedule of Investments (cont'd.)

    Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series
                                 FT 691

                    At the Opening of Business on the
                Initial Date of Deposit-December 31, 2002

Number                                                                               Percentage     Market      Cost of
of         Ticker Symbol and Name of                                                 of Aggregate   Value       Securities to
Shares     Issuer of Securities (1)                                                  Offering Price per Share   the Trust (2)
______     _______________________________                                           ____________   _________   ____________
           Value Line(R) Target 25 Strategy Stocks (10.00%):
           ____________________________________________
   19       AGL         Angelica Corporation                                           0.10%        $ 20.80     $    395
   35       BLL         Ball Corporation                                               0.45%          51.01        1,785
   11       BSTE        Biosite Incorporated                                           0.10%          35.00          385
   19       CHTT        Chattem, Inc.                                                  0.10%          20.46          389
   53       CHS         Chico's FAS, Inc.                                              0.25%          19.08        1,011
   53       COH         Coach, Inc.                                                    0.44%          32.96        1,747
    6       COKE        Coca-Cola Bottling Co. Consolidated                            0.10%          64.05          384
    5       CTSH        Cognizant Technology Solutions Corporation                     0.09%          74.36          372
   27       COCO        Corinthian Colleges, Inc.                                      0.26%          38.34        1,035
   38       CVD         Covance Inc.                                                   0.23%          24.10          916
  100       FRX         Forest Laboratories, Inc.                                      2.49%          98.60        9,860
   36       GTK         GTECH Holdings Corporation                                     0.26%          28.41        1,023
   12       HOV         Hovnanian Enterprises, Inc. (Class A)                          0.10%          31.78          381
   21       IDXX        IDEXX Laboratories, Inc.                                       0.17%          32.75          688
   14       MNTR        Mentor Corporation                                             0.13%          38.42          538
    5       NVR         NVR, Inc.                                                      0.42%         330.01        1,650
  640       NSANY       Nissan Motor Co., Ltd. (ADR)                                   2.50%          15.46        9,894
   21       PSUN        Pacific Sunwear of California, Inc. (5)                        0.14%          26.64          560
   85       PETM        PETsMART, Inc.                                                 0.37%          17.25        1,466
   47       ROST        Ross Stores, Inc.                                              0.50%          41.90        1,969
   43       STE         STERIS Corporation                                             0.26%          23.70        1,019
   24       STTX        Steel Technologies Inc.                                        0.10%          16.58          398
   17       THO         Thor Industries, Inc.                                          0.15%          34.74          591
    6       TTC         The Toro Company                                               0.09%          62.89          377
  123       WDC         Western Digital Corporation                                    0.20%           6.32          777
                                                                                     _______                    ________
                             Total Investments                                       100.00%                    $396,085
                                                                                     =======                    ========
___________

See "Notes to Schedules of Investments" on page 29.

                         Schedule of Investments

            Total Dow(sm) Portfolio, 1st Quarter 2003 Series
                                 FT 691

 At the Opening of Business on the Initial Date of Deposit-December 31, 2002

                                                                                   Percentage       Market      Cost of
Number     Ticker Symbol and                                                       of Aggregate     Value per   Securities to
of Shares  Name of Issuer of Securities (1)                                        Offering Price   Share       the Trust (2)
______     _______________________________________                                 ____________     _________   _____________
           The Dow(sm) DART 5 Strategy Stocks (50.06%):
           ____________________________________
351        DD         E.I. du Pont de Nemours and Company                           10.01%          $ 42.31     $ 14,851
402        GM         General Motors Corporation                                    10.02%            36.97       14,862
661        HON        Honeywell International Inc.                                  10.01%            22.47       14,853
276        JNJ        Johnson & Johnson                                             10.01%            53.78       14,843
359        MO         Philip Morris Companies Inc.                                  10.01%            41.39       14,859

           The Dow(sm) DART 10 Strategy Stocks (25.00%):
           ____________________________________
105        C          Citigroup Inc.                                                 2.50%            35.27        3,703
 88        DD         E.I. du Pont de Nemours and Company                            2.51%            42.31        3,723
104        EK         Eastman Kodak Company                                          2.49%            35.53        3,695
100        GM         General Motors Corporation                                     2.49%            36.97        3,697
165        HON        Honeywell International Inc.                                   2.50%            22.47        3,708
 69        JNJ        Johnson & Johnson                                              2.50%            53.78        3,711
 65        MRK        Merck & Co., Inc.                                              2.49%            56.81        3,693
155        JPM        J.P. Morgan Chase & Co. (4)                                    2.51%            23.99        3,718
 90        MO         Philip Morris Companies Inc.                                   2.51%            41.39        3,725
136        SBC        SBC Communications Inc.                                        2.50%            27.27        3,709

           Dow Jones Industrial Average(sm) Strategy Stocks (24.94%):
           _________________________________________________
 10        MMM        3M Company                                                     0.83%           122.95        1,230
 48        T          AT&T Corp.                                                     0.84%            26.05        1,250
 54        AA         Alcoa Inc.                                                     0.83%            22.74        1,228
 35        AXP        American Express Company                                       0.84%            35.66        1,248
 38        BA         The Boeing Company                                             0.84%            32.90        1,250
 27        CAT        Caterpillar Inc.                                               0.83%            45.47        1,228
 35        C          Citigroup Inc.                                                 0.83%            35.27        1,234
 28        KO         The Coca-Cola Company                                          0.82%            43.51        1,218
 77        DIS        The Walt Disney Company                                        0.83%            16.04        1,235
 29        DD         E.I. du Pont de Nemours and Company                            0.83%            42.31        1,227
 35        EK         Eastman Kodak Company                                          0.84%            35.53        1,244
 36        XOM        Exxon Mobil Corporation                                        0.84%            34.75        1,251
 51        GE         General Electric Company                                       0.84%            24.50        1,250
 33        GM         General Motors Corporation                                     0.82%            36.97        1,220
 71        HPQ        Hewlett-Packard Company                                        0.83%            17.44        1,238
 52        HD         The Home Depot, Inc.                                           0.83%            23.68        1,231
 55        HON        Honeywell International Inc.                                   0.83%            22.47        1,236
 79        INTC       Intel Corporation                                              0.84%            15.76        1,245
 16        IBM        International Business Machines Corporation                    0.82%            76.34        1,221
 35        IP         International Paper Company                                    0.83%            35.11        1,229
 23        JNJ        Johnson & Johnson                                              0.83%            53.78        1,237
 79        MCD        McDonald's Corporation                                         0.84%            15.75        1,244
 22        MRK        Merck & Co., Inc.                                              0.84%            56.81        1,250
 23        MSFT       Microsoft Corporation                                          0.82%            52.75        1,213
 52        JPM        J.P. Morgan Chase & Co. (4)                                    0.84%            23.99        1,248
 30        MO         Philip Morris Companies Inc.                                   0.84%            41.39        1,242
 14        PG         The Procter & Gamble Company                                   0.81%            86.10        1,205
 45        SBC        SBC Communications Inc.                                        0.83%            27.27        1,227
 20        UTX        United Technologies Corporation                                0.83%            61.44        1,229
 24        WMT        Wal-Mart Stores, Inc.                                          0.82%            50.64        1,215
                                                                                   _______                      ________
                          Total Investments                                        100.00%                      $148,373
                                                                                   =======                      ========

___________

See "Notes to Schedules of Investments" on page 29.

Page 28


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. The Sponsor entered into purchase contracts for the Securities on December 31, 2002, except for the purchase contract for AT&T Corp. shares which was entered into on January 2, 2003. Such purchase contracts are expected to settle within three business days. Each Trust has a Mandatory Termination Date of March 31, 2004.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired-generally determined by the closing sale prices of the Securities on the applicable exchange (where applicable, converted into U.S. dollars at the offer side of the exchange rate at the Evaluation Time) at the Evaluation Time on December 30, 2002, the business day prior to the Initial Date of Deposit. The valuation of the Securities has been determined by the Evaluator, an affiliate of the Sponsor. The cost of the Securities to the Sponsor and the Sponsor's profit or loss (which is the difference between the cost of the Securities to the Sponsor and the cost of the Securities to a Trust) are set forth below:

                                                                  Cost of
                                                                  Securities   Profit
                                                                  to Sponsor   (Loss)
                                                                  ___________  ________
The Dow(sm) DART 10 Portfolio, 1st Quarter 2003 Series            $148,042     $   465
The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series            148,824        (331)
Global Target 15 Portfolio, 1st Quarter 2003 Series                148,945        (934)
The Nasdaq(R) Target 15 Portfolio, 1st Quarter 2003 Series         148,857        (380)
The S&P Target 24 Portfolio, 1st Quarter 2003 Series               148,476          56
Target Small-Cap Portfolio, 1st Quarter 2003 Series                148,751        (289)
Target VIP Portfolio, 1st Quarter 2003 Series                      397,301      (1,142)
Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series    396,474        (701)
Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series  396,124         (39)
Total Dow(sm) Portfolio, 1st Quarter 2003 Series                   147,981         392

(3) Current Dividend Yield for each Security was calculated by dividing the most recent annualized ordinary dividend declared or paid on a Security by that Security's closing sale price at the Evaluation Time on the business day prior to the Initial Date of Deposit, without consideration of foreign withholding or changes in currency exchange rates, if applicable.

(4) J.P. Morgan Chase & Co. is the parent company of JPMorgan Chase Bank, the Trustee.

(5) Shares of Pacific Sunwear of California, Inc. are the subject of a three for two stock split effective December 31, 2002. As a result, the Target Small-Cap Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio and the Target VIP Conservative Equity Portfolio will each receive 285, 177, 76 and 31 post-split shares, respectively, having the split-adjusted market value per share for the 190, 118, 51 and 21 shares, respectively, of the Pacific Sunwear of California, Inc. which each owns.

                                  The FT Series

The FT Series Defined.

We, First Trust Portfolios L.P. (formerly known as Nike Securities L.P.) (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 691, consists of ten separate portfolios set forth below:

    - The Dow(sm) DART 10 Portfolio
    - The Dow(sm) Target 5 Portfolio
    - Global Target 15 Portfolio
    - The Nasdaq (R) Target 15 Portfolio
    - The S&P Target 24 Portfolio
    - Target Small-Cap Portfolio
    - Target VIP Portfolio
    - Target VIP Aggressive Equity Portfolio
    - Target VIP Conservative Equity Portfolio
    - Total Dow(sm) Portfolio

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, JPMorgan Chase Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in a Trust, or cash (including a letter of credit) with instructions to buy more Securities, to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in a Trust, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for a Trust to buy Securities. If we or an affiliate of ours act as agent to a Trust we will be subject to the restrictions under the Investment
Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in a Trust. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities") we will refund to you that portion of the purchase price and transactional sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                           Portfolios

Objectives.

When you invest in a Trust you are purchasing a quality portfolio of attractive common stocks in one convenient purchase. The objective of each Trust is to provide the potential for an above-average total return. To achieve this objective, each Trust will invest in the common stocks of companies which are selected by applying a unique specialized strategy. While the Trusts seek to provide the potential for above-average return, each follows a different investment strategy. We cannot guarantee that a Trust will achieve its objective or that a Trust will make money once expenses are deducted.

The Dow(sm) DART 10 Strategy.

The Dow(sm) Dividend and Repurchase Target ("DART") 10 Strategy selects a portfolio of DJIA(sm) stocks with high dividend yields and/or high buyback ratios as a means to achieving the Strategy's investment objective. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(sm) DART 10 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios for The Dow(sm) DART 10 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, the Dow(sm) DART 10 Portfolio is considered a Large-Cap Blend Trust.

The Dow(sm) Target 5 Strategy.

The Dow(sm) Target 5 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. Investing in stocks with high dividend yields may be effective in achieving the investment objective of the Trust, because regular dividends are common for established companies, and dividends have historically accounted for a large portion of the total return on stocks. The Dow(sm) Target 5 Strategy seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index.

The Dow(sm) Target 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the Dow Jones Industrial Average ("DJIA") by dividend yield as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 highest dividend-yielding stocks from this group.

Step 3:From the 10 stocks selected in Step 2, we select the five stocks with the lowest per share stock price for The Dow(sm) Target 5 Strategy.

Based on the composition of the portfolio on the Initial Date of Deposit, The Dow(sm) Target 5 Portfolio is considered a Large-Cap Value Trust.

Global Target 15 Strategy.

The Global Target 15 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. The Trust seeks to amplify this dividend yield strategy by selecting the five lowest priced stocks of the 10 highest dividend-yielding stocks in a particular index. The Global Target 15 Strategy stocks are determined as follows:

Step 1: We rank all stocks contained in the DJIA(sm), the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index by dividend yield as of the business day prior to the date of this prospectus in the case of DJIA(sm) stocks or two business days prior to the date of this prospectus in the case of FT Index and Hang Seng Index stocks.

Step 2: We select the 10 highest dividend-yielding stocks in each respective index.

Step 3: We select the five stocks with the lowest per share stock price of the 10 highest-dividend yielding stocks in each respective index as of their respective selection date for the Global Target 15 Strategy.

Companies which, on or before their respective selection date, are subject to any of the limited circumstances which warrant removal of a Security from a Trust as described under "Removing Securities from a Trust" have been excluded from the Global Target 15 Strategy.

The Nasdaq(R) Target 15 Strategy.

The Nasdaq(R) Target 15 Strategy selects a portfolio of the 15 Nasdaq-100 Index(R) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow as a means to achieving its investment objective. The Nasdaq(R) Target 15 Strategy stocks are determined as follows:

Step 1: We select stocks which are components of the Nasdaq-100 Index(R) as of two business days prior to the date of this prospectus and numerically rank them by 12-month price appreciation (best [1] to worst [100]).

Step 2: We then numerically rank the stocks by six-month price appreciation.

Step 3: The stocks are then numerically ranked by return on assets ratio.

Step 4: We then numerically rank the stocks by the ratio of cash flow per share to stock price.

Step 5: We add up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The
Nasdaq(R) Target 15 Strategy.

The stocks which comprise The Nasdaq(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of The Nasdaq(R) Target 15 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

The S&P Target 24 Strategy.

The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the S&P 500 Index which are based on the following steps:

Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization as of two business days prior to the date of this prospectus and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:

Factor 1:   Trailing four quarters' return on assets, which is net
income divided by average assets. Those stocks with high return on assets achieve better rankings.

Factor 2:   Buyback yield, which measures the percentage decrease in
common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

Factor 3:   Bullish interest indicator, which compares the number of
shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.

Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.

Based on the composition of the portfolio on the Initial Date of Deposit, The S&P Target 24 Portfolio is considered a Large-Cap Blend Trust.

Target Small-Cap Strategy.

The Target Small-Cap Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Strategy stocks are determined as follows:

Step 1: We select the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of two business days prior to the date of this prospectus.

Step 2: We then select companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.

Step 3: We next select stocks with positive three-year sales growth.

Step 4: From there we select those stocks whose most recent annual earnings are positive.

Step 5: We eliminate any stock whose price has appreciated by more than 75% in the last 12 months.

Step 6: We select the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Strategy.

For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.

Based on the composition of the portfolio on the Initial Date of Deposit, the Target Small-Cap Portfolio is considered a Small-Cap Growth Trust.

Target VIP Strategies.

The Target VIP Strategies invest in the common stocks of companies which are selected by applying separate uniquely specialized strategies. While each of the strategies included in a particular Target VIP Portfolio also seeks to provide an above-average total return, each follows a different investment strategy. Each Target VIP Portfolio seeks to outperform the Standard & Poor's 500 Composite Stock Price Index ("S&P

500 Index"). Each Target VIP Portfolio provides investors with exposure to both growth and value stocks, as well as several different sectors of the worldwide economy. We believe this approach offers investors a better opportunity for investment success regardless of which investment styles prevail in the market.

Target VIP Strategy.

The composition of the Target VIP Strategy on the Initial Date of Deposit is as follows:

- Approximately 1/6 common stocks which comprise The Dow(sm) DART 5
Strategy;

- Approximately 1/6 common stocks which comprise the European Target 20
Strategy;

- Approximately 1/6 common stocks which comprise The Nasdaq(R) Target 15
Strategy;

- Approximately 1/6 common stocks which comprise The S&P Target 24
Strategy;

- Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy; and

- Approximately 1/6 common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise The Nasdaq(R) Target 15 Strategy, The S&P Target 24 Strategy and the Target Small-Cap Strategy were chosen by applying the same selection criteria set forth above. The Securities which comprise The Dow(sm) DART 5 Strategy, the European Target 20 Strategy and the Value Line(R) Target 25 Strategy were selected as follows:

The Dow(sm) Dividend and Repurchase Target 5 Strategy.

The Dow(sm) DART 5 Strategy selects a portfolio of Dow Jones Industrial Average(sm) ("DJIA(sm)") stocks with high dividend yields and/or high buyback ratios and high return on assets, as a means to achieving the Strategy's investment objective. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the date of this prospectus divided by a company's shares outstanding as of the business day prior to the date of this prospectus, minus "1."

The Dow(sm) DART 5 Strategy stocks are determined as follows:

Step 1: We rank all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the business day prior to the date of this prospectus.

Step 2: We then select the 10 stocks with the highest combined dividend yields and buyback ratios.

Step 3: From the 10 stocks selected in Step 2, we select the five stocks with the greatest increase in the percentage change in return on assets in the most recent year as compared to the previous year for The Dow(sm) DART 5 Strategy.

European Target 20 Strategy.

The European Target 20 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. The European Target 20 Strategy is determined as follows:

Step 1: We rank the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain,
Sweden, Switzerland and the United Kingdom by dividend yield as of two business days prior to the date of this prospectus.

Step 2: We select the 20 highest dividend-yielding stocks for the European Target 20 Strategy.

During the initial offering period, the European Target 20 Portfolio will not invest more than 5% of its portfolio in shares of any one securities-related issuer.

Value Line(R) Target 25 Strategy.

The Value Line(R) Target 25 Strategy invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line Target 25 Strategy is determined as follows:

Step 1:We start with the 100 stocks which Value Line(R) at the initial date of deposit gives their #1 ranking for Timeliness(TM), remove the stocks of companies considered to be securities related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and apply the following rankings as of two business days prior to the date of this prospectus.

Step 2:We rank these remaining stocks for consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]).

Step 3:We then rank the stocks for profitability by their return on assets.

Step 4:Finally, we rank the stocks for value based on their price to cash flow.

Step 5:We add up the numerical ranks achieved by each company in the above steps and select the 25 stocks with the lowest sums for the Value Line(R) Target 25 Strategy.

The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the date of this prospectus. The Securities will be adjusted on a proportionate basis to accommodate this constraint.

Target VIP Aggressive Equity Strategy.

The composition of the Target VIP Aggressive Equity Strategy on the Initial Date of Deposit is as follows:

- Approximately 20% common stocks which comprise The Dow(sm) DART 10
Strategy;

- Approximately 10% common stocks which comprise the Global Target 15
Strategy;

- Approximately 15% common stocks which comprise The Nasdaq(R) Target 15
Strategy;

- Approximately 30% common stocks which comprise The S&P Target 24
Strategy;

- Approximately 25% common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise each of the five strategies which make up the Target VIP Aggressive Equity Strategy were chosen by applying the same selection criteria set forth above.

Target VIP Conservative Equity Strategy.

The composition of the Target VIP Conservative Equity Strategy on the Initial Date of Deposit is as follows:

- Approximately 30% common stocks which comprise The Dow(sm) DART 10
Strategy;

- Approximately 10% common stocks which comprise the Global Target 15
Strategy;

- Approximately 50% common stocks which comprise The S&P Target 24
Strategy;

- Approximately 10% common stocks which comprise the Value Line(R) Target 25 Strategy.

The Securities which comprise each of the four strategies which make up the Target VIP Conservative Strategy were chosen by applying the same selection criteria set forth above.

Total Dow(sm) Strategy.

The objective of the Total Dow(sm) Strategy is to provide a potential for above-average total return by investing in a diversified portfolio of common stocks selected by applying three specialized strategies.

The Strategy seeks to outperform the DJIA(sm) by adhering to a disciplined investment process. The portfolio's objective is to offer enhanced performance over investing solely in the entire DJIA(sm) while reducing some of the risks involved with a concentrated portfolio. We believe that this approach provides investors with a better opportunity to succeed in the marketplace.

The Total Dow(sm) Strategy is based on these important elements:

- Industry Leaders - The companies included in the DJIA(sm) are some of the most widely-held and well-capitalized companies in the world. Owning a diversified portfolio of large capitalization companies helps reduce risk.

- Discipline - The strategy remains true to its stated objective. The strategy dictates what to buy, when to buy, and when to sell. No emotional judgments are made and the strategy remains the same.

The composition of The Total Dow(sm) Strategy on the Initial Date of Deposit is as follows:

- Approximately 1/2 common stocks which comprise the Dow(sm) DART 5
Strategy;

- Approximately 1/4 common stocks which comprise the Dow(sm) DART 10
Strategy;

- Approximately 1/4 common stocks which comprise the DJIA(sm).

The Securities which comprise The Dow(sm) DART 5 Strategy and The
Dow(sm) DART 10 Strategy were chosen by applying the same selection criteria set forth above. The Securities which comprise The Dow Jones Industrial Average(sm) Strategy were selected as follows:

The Dow Jones Industrial Average(sm) Strategy.

The DJIA(sm) Strategy stocks are chosen by selecting the 30 companies which comprise the DJIA(sm) as of the business day prior to the date of this prospectus.

Based on the composition of the portfolio on the Initial Date of Deposit, the Total Dow(sm) Portfolio is considered a Large-Cap Blend Trust.

Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. In addition, companies which, based on publicly available information as of two business days prior to the date of this prospectus, are the subject of an announced business combination which we expect will happen within six months of the date of this prospectus have been excluded from the universe of securities from which each Trust's Securities are selected.

The style and capitalization characteristics used to describe the Trusts are designed to help you better understand how a Trust fits into your overall investment plan. These characteristics are determined by the Sponsor as of the Initial Date of Deposit and, due to changes in the value of the Securities, may vary thereafter. In addition, from time to time, analysts and research professionals may apply different criteria to determine a Security's style and capitalization characteristics, which may result in designations which differ from those arrived at by the Sponsor. In general, growth portfolios include stocks with high relative price-to-book ratios while value portfolios include stocks with low relative price-to-book ratios. At least 65% of the stocks in a Trust on the Initial Date of Deposit must fall into either the growth or value category to receive the designation. Trusts that do not meet this criteria are designated as blend Trusts. Both the weighted average market capitalization of a Trust and at least half of the Securities in the Trust must fall into the following ranges to determine its market capitalization designation: Small-Cap-less than $1 billion; Mid-Cap-$1 billion to $5 billion; Large-Cap-over $5 billion. A Trust, however, may contain individual stocks that do not fall into its stated style or market capitalization designation.

"Dow Jones Industrial Average(sm)," "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P., an affiliate of ours. Dow Jones does not endorse, sell or promote any of the Trusts, in particular The Dow(sm) DART 5 Strategy, The Dow(sm) Target 5 Strategy, The Dow(sm) DART 10 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, the Target VIP Conservative Equity Portfolio, and the Total Dow(sm) Portfolio. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given us a license to use its index.

"S&P," "S&P 500," and "Standard & Poor's" are trademarks of The McGraw-
Hill Companies, Inc. and have been licensed for use by us. The
S&P Target 24 Portfolio, the Target VIP Portfolio, the Target VIP
Aggressive Equity Portfolio, and the Target VIP Conservative Equity Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in such Strategy. Please see the Information Supplement which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Portfolios L.P. The Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, the Target VIP Conservative Equity Portfolio and the Value Line(R) Target 25 Strategy are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc. Value Line, Inc. or
Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trusts.

The publishers of the DJIA(sm), FT Index, Hang Seng Index, MSCI Europe Index, The Nasdaq Stock Market, Inc., Standard & Poor's and the Ibbotson Small-Cap Index are not affiliated with us and have not participated in creating the Trusts or selecting the Securities for the Trusts. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

                        Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 15-month life of the Trusts, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Trusts which use dividend yield as a selection criterion employ a contrarian strategy in which the Securities selected share qualities that have caused them to have lower share prices or higher dividend yields than other common stocks in their peer group. There is no assurance that negative factors affecting the share price or dividend yield of these Securities will be overcome over the life of such Trusts or that these Securities will increase in value.

All of the Securities in the Target Small-Cap Portfolio and certain of the Securities in the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio and the Target VIP Conservative Equity Portfolio are issued by companies with market capitalizations of less than $1 billion. Smaller companies present some unique investment risks. Small-caps may have limited product lines, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. Stocks of smaller companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap stocks may not be widely followed by the investment community, which may result in low demand.

One of the Securities in The Nasdaq(R) Target 15 Portfolio and two of the Securities in the S&P Target 24 Portfolio represent approximately 24.99% and 34.96%, respectively, of the value of each Trust. If these stocks decline in value you may lose a substantial portion of your investment.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Capital Goods. Because more than 25% of The Dow(sm) Target 5 Portfolio and the Global Target 15 Portfolio are each invested in capital goods companies, these Trusts are considered to be concentrated in the capital goods industry. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. General risks of capital goods companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

Capital goods companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Aerospace and defense companies may be influenced by decreased demand for new equipment, aircraft order cancellations, changes in aircraft-leasing contracts and cutbacks in profitable business travel. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for auto and truck makers and their suppliers.

Communications Industry. The Dow(sm) Target 5 Portfolio is also considered to be concentrated in the communications industry. The market for high technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence or loss of patent protection, cyclical market patterns, evolving industry standards and frequent new product introductions. Certain communications/bandwidth companies are subject to substantial governmental regulation, which among other things, regulates permitted rates of return and the kinds of services that a company may offer. The communications industry has experienced substantial deregulation in recent years. Deregulation may lead to fierce competition for market share and can have a negative impact on certain companies. Competitive pressures are intense and communications stocks can experience rapid volatility.

Companies involved in the communications sector are currently in the midst of an industry-wide slowdown. Inability to secure additional customers, decreases in sales of network infrastructure, decreases in purchases from existing customers, overcapacity and oversupply in the industry, saturation of several key markets and weak subscriber growth have all contributed to the current industry weakness. Local phone markets have been pressured by a weak economy and by a shift to wireless phones and the Internet. In addition, sales of luxury items like second phone lines and high-speed Internet access have slowed, while pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.

Several recent high profile bankruptcies have called attention to the potentially unstable financial condition of communications companies. These bankruptcies have resulted at least in part from declines in revenues, increases in company debt and difficulties obtaining necessary capital. Certain companies involved in the industry have also faced scrutiny for overstating financial reports and the subsequent turnover of high ranking company officials.

Consumer Products Industry. The DART 10 Portfolio, the Target Small-Cap Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, the Target VIP Conservative Equity Portfolio and the Total Dow(sm) Portfolio are considered to be concentrated in the consumer products industry.
General risks of these companies include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased governmental regulation. Generally, spending on consumer products is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect consumer products companies.

Financial Services Industry. The Global Target 15 Portfolio is also considered to be concentrated in the financial services industry, which includes banks and thrifts, financial services and insurance companies, and investment firms. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial-services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

Healthcare Industry. The Nasdaq(R) Target 15 Portfolio is considered to be concentrated in healthcare stocks. General risks of such companies involve extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Technology Industry. The Nasdaq(R) Target 15 Portfolio is also considered to be concentrated in the technology industry. Technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; aggressive pricing; frequent introduction of new or enhanced products; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources. Technology company stocks have experienced extreme price and volume fluctuations that are often unrelated to their operating performance, and have lately experienced significant market declines in their share values. Also, the stocks of many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings histories.

Strategy. Please note that we applied the strategies which make up the portfolio for each Trust at a particular time. If we create additional Units of a Trust after the Initial Date of Deposit we will deposit the Securities originally selected by applying the strategy at such time. This is true even if a later application of a strategy would have resulted in the selection of different securities. There is no guarantee the strategy or the investment objective of a Trust will be achieved. The actual performance of the Trusts will be different than the hypothetical returns of each Trust's comparative index. Because the

Trusts are unmanaged and follow a strategy, the Trustee will not buy or sell Securities in the event a strategy is not achieving the desired results.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, such as that concerning Microsoft Corporation or Philip Morris Companies Inc., or any of the industries represented by these issuers, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. Certain of the Securities in the Global Target 15 Portfolio, The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, and the Target VIP Conservative Equity Portfolio are issued by foreign companies, which makes these Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a foreign securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; lack of liquidity of certain foreign markets; and less government supervision and regulation of exchanges, brokers, and issuers in foreign countries.

The purchase and sale of the foreign Securities, other than ADRs, will generally occur only in foreign securities markets. Although we do not believe that the Trusts will have problems buying and selling these Securities, certain of the factors stated above may make it impossible to buy or sell them in a timely manner. Custody of certain of the Securities in the Global Target 15 Portfolio, Target VIP Portfolio, Target VIP Aggressive Equity Portfolio and Target VIP Conservative Equity Portfolio is maintained by Clearstream Banking, a global custody and clearing institution which has entered into a sub-custodian relationship with the Trustee.

United Kingdom. The Global Target 15 Portfolio is considered to be concentrated in common stocks of U.K. issuers. The United Kingdom is one of 15 members of the European Union ("EU") which was formed by the Maastricht Treaty on European Union. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the member nations and make Europe one of the largest common markets in the world. However, the uncertain implementation of the Treaty provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and their effect on Securities issued by U.K. issuers impossible to predict.

Unlike a majority of EU members, the United Kingdom did not convert its currency to the common European currency, the euro, on January 1, 1999. All companies with significant markets or operations in Europe face strategic challenges as these entities adapt to a single currency. The euro conversion may materially impact revenues, expenses or income; increase competition; affect issuers' currency exchange rate risk and derivatives exposure; cause issuers to increase spending on information technology updates; and result in potentially adverse tax consequences. We cannot predict when or if the United Kingdom will convert to the euro or what impact the implementation of the euro throughout a majority of EU countries will have on U.K. or European issuers.

Hong Kong. The Global Target 15 Portfolio is also considered to be concentrated in common stocks of Hong Kong issuers. Hong Kong issuers are subject to risks related to Hong Kong's political and economic environment, the volatility of the Hong Kong stock market, and the concentration of real estate companies in the Hang Seng Index. Hong Kong reverted to Chinese control on July 1, 1997 and any increase in uncertainty as to the future economic and political status of Hong Kong, or a deterioration of the relationship between China and the United States, could have negative implications on stocks listed on the Hong Kong stock market. Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets.

Exchange Rates. Because securities of foreign issuers not listed on a U.S. securities exchange generally pay dividends and trade in foreign currencies, the U.S. dollar value of these Securities (and therefore Units of the Trusts containing securities of foreign issuers) will vary with fluctuations in foreign exchange rates. Most foreign currencies have fluctuated widely in value against the U.S. dollar for various economic and political reasons. The conversion by 11 of the 15 EU members of their national currencies to the euro could negatively impact the market rate of exchange between such currencies (or the euro) and the U.S. dollar.

To determine the value of foreign Securities or their dividends, the

Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, these markets can be quite volatile, depending on the activity of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies. Since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not reflect the amount the Trusts would receive, in U.S. dollars, had the Trustee sold any particular currency in the market.

                Hypothetical Performance Information

The following tables compare hypothetical performance information for the strategies employed by each Trust and the actual performances of the DJIA(sm), Nasdaq-100 Index(R), S&P 500 Index, FT Index, Hang Seng Index, Ibbotson Small-Cap Index, MSCI Europe Index and a combination of the DJIA(sm), FT Index and Hang Seng Index (the "Cumulative International Index Returns") in each of the full years listed below (and as of the most recent quarter).

These hypothetical returns should not be used to predict future performance of the Trusts. Returns from a Trust will differ from its strategy for several reasons, including the following:

- Total Return figures shown do not reflect commissions paid by a Trust on the purchase of Securities or taxes incurred by you.

- Strategy returns are for calendar years (and through the most recent quarter), while the Trusts begin and end on various dates.

- Trusts have a maturity longer than one year.

- Trusts may not be fully invested at all times or equally weighted in each of the strategies or the stocks comprising their respective strategy or strategies.

- Securities are often purchased or sold at prices different from the closing prices used in buying and selling Units.

- For Trusts investing in foreign Securities, currency exchange rates may differ.

You should note that the Trusts are not designed to parallel movements in any index and it is not expected that they will do so. In fact, each Trust's strategy underperformed its comparative index, or combination thereof, in certain years and we cannot guarantee that a Trust will outperform its respective index over the life of a Trust or over consecutive rollover periods, if available. Each index differs widely in size and focus, as described below.

DJIA(sm). The DJIA(sm) consists of 30 U.S. stocks chosen by the editors of The Wall Street Journal as being representative of the broad market and of American industry. Changes in the component stocks of the DJIA(sm) are made entirely by the editors of The Wall Street Journal without consulting the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely.

Nasdaq-100 Index(R). The Nasdaq-100 Index(R) consists of the 100 largest and most active non-financial domestic and international companies listed on the Nasdaq National Market System.

S&P 500 Index. The S&P 500 Index consists of 500 stocks chosen by
Standard and Poor's to be representative of the leaders of various industries.

Financial Times Industrial Ordinary Share Index. The FT Index consists of 30 common stocks chosen by the editors of The Financial Times as being representative of British industry and commerce.

Hang Seng Index. The Hang Seng Index consists of 33 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. and is intended to represent four major market sectors: commerce and industry, finance, property and utilities.

Ibbotson Small-Cap Index. The Ibbotson Small-Cap Index is a market capitalization weighted index of the ninth and tenth deciles of the New York Stock Exchange, plus stocks listed on the American Stock Exchange and over-the-counter with the same or less capitalization as the upper bound of the NYSE ninth decile.

MSCI Europe Index. The MSCI Europe Index is an equity market capitalization weighted index consisting of over 500 companies from all of the developed markets in Europe.

                                             COMPARISON OF TOTAL RETURN(2)
(Strategy figures reflect the deduction of sales charges and expenses but not brokerage commissions or taxes.)

                                          Hypothetical Strategy Total Returns(1)
                                            The                                         Target VIP  Target VIP
         The Dow(sm) The Dow(sm) Global     Nasdaq(R)  The S&P    Target      Target    Aggressive  Conservative  Total
         DART 10     Target 5    Target 15  Target 15  Target 24  Small-Cap   VIP       Equity      Equity        Dow(sm)
Year     Strategy    Strategy    Strategy   Strategy   Strategy   Strategy    Strategy  Strategy    Strategy      Strategy
____     ________    ________    _________  _________  _________  _________   ________  __________  ____________  ________
1972      19.75%      18.93%                                        8.94%                                          15.08%
1973      -4.68%      17.26%                                      -27.05%                                          -0.26%
1974      -9.45%      -7.76%                                      -36.71%                                          -7.41%
1975      54.51%      61.41%                                       37.12%                                          46.93%
1976      32.21%      37.92%                                       42.61%                                          28.83%
1977      -4.37%       2.96%                                       13.55%                                          -4.22%
1978      -4.37%      -1.24%                                       14.84%                                           2.42%
1979      10.36%       7.24%                                       37.76%                                          13.01%
1980      21.98%      38.63%      47.73%                           58.67%                                          30.87%
1981      -0.46%       0.69%      -2.49%                          -11.75%                                          -5.69%
1982      24.60%      40.30%      -5.25%                           48.10%                                          20.96%
1983      37.40%      33.40%      12.85%                           28.16%                                          34.41%
1984       3.67%       8.50%      26.91%                           -3.51%                                           5.71%
1985      36.29%      35.33%      50.75%                           47.65%                                          36.11%
1986      38.89%      27.99%      35.02%     18.93%     17.97%     20.57%      26.10%    23.60%      25.34%        37.37%
1987       2.71%       8.08%      14.73%     11.41%      1.52%     12.29%       9.39%     8.19%       4.59%         5.21%
1988      16.28%      18.70%      21.38%     -3.06%      4.36%     20.41%       6.82%     3.76%       8.15%        16.21%
1989      25.62%       7.94%      13.21%     34.32%     22.28%     23.29%      31.98%    29.61%      24.62%        31.30%
1990      -1.20%     -17.94%       0.62%     -7.78%      6.53%     -1.37%      -0.06%     1.24%       3.16%        -0.90%
1991      40.76%      58.70%      37.28%    105.33%     40.08%     56.28%      56.14%    60.32%      44.17%        36.51%
1992       5.95%      20.11%      23.72%     -2.62%     -1.56%     24.97%       3.50%     1.93%       3.01%         8.80%
1993      18.38%      31.06%      62.19%     25.66%      8.14%     19.71%      21.48%    22.29%      18.18%        17.16%
1994      -2.28%       5.69%      -9.67%      7.87%      5.02%     -0.35%       2.27%     4.44%       2.07%        -4.30%
1995      35.13%      27.60%      10.72%     50.56%     39.03%     38.62%      42.40%    40.30%      36.22%        38.67%
1996      31.97%      23.36%      18.16%     56.70%     31.25%     32.02%      37.86%    39.55%      32.35%        30.10%
1997      22.81%      17.23%      -8.80%     32.16%     30.14%     13.98%      25.70%    25.94%      24.32%        19.83%
1998      17.21%       9.73%      10.77%    118.99%     39.68%     -0.61%      50.82%    56.81%      35.04%        20.16%
1999      15.74%      -9.62%       6.22%     96.71%     40.67%     10.25%      48.28%    58.23%      36.71%        17.31%
2000       8.04%       8.47%       2.54%    -16.95%      3.75%      2.87%      -4.79%    -2.40%       3.34%        -5.40%
2001     -15.85%      -5.09%      -1.21%    -26.74%    -10.89%     -3.83%     -11.36%   -10.68%     -10.42%       -13.18%
2002     -18.02%     -12.89%     -14.33%    -26.47%    -19.23%    -16.27%     -21.54%   -20.88%     -18.95%       -22.47%

                                  Comparison of Total Return (2)

                                         Index Total Returns
                                                                                      Cumulative
                    Nasdaq-                         Hang      MSCI       Ibbotson     International
                    100        S&P 500    FT        Seng      Europe     Small-Cap    Index
Year      DJIA(sm)  Index(R)   Index      Index     Index     Index      Index        Returns(3)
____      _______   _________  _______    ________  ______    _______    _________    _____________
1972       18.38%               18.89%                                     4.43%
1973      -13.20%              -14.57%                                   -30.90%
1974      -23.64%              -26.33%                                   -19.95%
1975       44.46%               36.84%                                    52.82%
1976       22.80%               23.64%                                    57.38%
1977      -12.91%               -7.25%                                    25.38%
1978        2.66%                6.49%                                    23.46%
1979       10.60%               18.22%                                    43.46%
1980       21.90%               32.11%     31.77%    65.48%               38.88%       39.72%
1981       -3.61%               -4.92%     -5.30%   -12.34%               13.88%       -7.08%
1982       26.85%               21.14%      0.42%   -48.01%               28.01%       -6.91%
1983       25.82%               22.28%     21.94%    -2.04%               39.67%       15.24%
1984        1.29%                6.22%      2.15%    42.61%               -6.67%       15.35%
1985       33.28%               31.77%     54.74%    50.95%               24.66%       46.32%
1986       27.00%     6.89%     18.31%     24.36%    51.16%    44.46%      6.85%       34.18%
1987        5.66%    10.49%      5.33%     37.13%    -6.84%     4.10%     -9.30%       11.99%
1988       16.03%    13.54%     16.64%      9.00%    21.04%    16.35%     22.87%       15.36%
1989       32.09%    26.17%     31.35%     20.07%    10.59%    29.06%     10.18%       20.92%
1990       -0.73%   -10.41%     -3.30%     11.03%    11.71%    -3.37%    -21.56%        7.34%
1991       24.19%    64.99%     30.40%      8.77%    50.68%    13.66%     44.63%       27.88%
1992        7.39%     8.86%      7.62%     -3.13%    34.73%    -4.25%     23.35%       12.99%
1993       16.87%    11.67%      9.95%     19.22%   124.95%    29.79%     20.98%       53.68%
1994        5.03%     1.74%      1.34%      1.97%   -29.34%     2.66%      3.11%       -7.45%
1995       36.67%    43.01%     37.22%     16.21%    27.52%    22.13%     34.66%       26.80%
1996       28.71%    42.74%     22.82%     18.35%    37.86%    21.57%     17.62%       28.31%
1997       24.82%    20.76%     33.21%     14.78%   -17.69%    24.20%     22.78%        7.30%
1998       18.03%    85.43%     28.57%     12.32%    -2.60%    28.91%     -7.38%        9.25%
1999       27.06%   102.08%     20.94%     15.14%    71.34%    16.23%     28.96%       37.85%
2000       -4.70%   -36.82%     -9.08%    -16.14%    -9.32%    -8.14%     -3.87%      -10.05%
2001       -5.45%   -32.62%    -11.88%    -22.81%   -22.45%   -19.64%     22.13%      -16.90%
2002      -14.94%   -37.53%    -22.04%    -29.33%   -15.52%   -18.09%    -13.25%      -19.93%

________________

(1) The Strategy stocks for each Strategy for a given year consist of the common stocks selected by applying the respective Strategy as of the beginning of the period (and not the date the Trust actually sells Units).

(2) Total Return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during such period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return figures assume that all dividends are reinvested semi-annually (except the FT Index and Hang
Seng Index from 12/31/79 through 12/31/86, during which time annual reinvestment was assumed, and the MSCI Europe Index, which until 12/29/2000 assumed monthly reinvestment of dividends, and since
1/01/2001 assumes daily reinvestment of dividends) and all returns are stated in terms of U.S. dollars. Strategy figures reflect the deduction of sales charges and expenses but have not been reduced by estimated brokerage commissions paid by Trusts in acquiring Securities or any taxes incurred by investors. Based on the year-by-year returns contained in the tables, over the full years as listed above, The Dow(sm) DART 10 Strategy, The Dow(sm) Target 5 Strategy, the Global Target 15 Strategy, The Nasdaq(R) Target 15 Strategy, The S&P Target 24 Strategy, the Target Small-Cap Strategy, the Target VIP Strategy, the Target VIP Aggressive Equity Strategy, the Target VIP Conservative Equity Strategy, and the Total Dow(sm) Strategy achieved an average annual total return of 13.39%, 14.97%, 13.69%, 21.10%, 13.71%, 14.03%, 16.92%, 17.73%, 14.60%,
and 13.10%, respectively. In addition, over this period, each individual strategy achieved a greater average annual total return than that of its corresponding index, the DJIA; the Nasdaq-100 Index(R); the S&P 500
Index (from 01/01/72 through 12/31/02); the S&P 500 Index (from 01/01/86 through 12/31/02); the MSCI Europe Index; the Ibbotson Small-Cap Index;
or the combination of the DJIA, the FT Index and the Hang Seng Index
(the "Cumulative International Index"), which were 11.52%, 12.67%, 10.83%, 11.43%, 10.29%, 13.80% and 13.14%, respectively.

(3) Cumulative International Index Returns represent the weighted average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. The Cumulative International Index Returns are weighted in the same proportions as the index components appear in the Global Target 15 Portfolio. For instance, the Cumulative International Index is weighted as follows: DJIA, 33-1/3%; FT Index, 33-1/3%; Hang Seng Index, 33-1/3%. Cumulative International Index Returns do not represent an actual index.

           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                 Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The maximum sales charge (which combines an initial upfront sales charge, a deferred sales charge and the creation and development fee).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities, changes in the relevant currency exchange rates, changes in the applicable commissions, stamp taxes, custodial fees and other costs associated with foreign trading, and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Transactional Sales Charge.

The transactional sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge of 2.95% of the Public Offering Price and the sum of the maximum remaining deferred sales charge and creation and development fee (initially $.195 per Unit). This initial sales charge is equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge and creation and development fee payments are made. When the Public Offering Price per Unit exceeds $10.00, the initial sales charge will exceed 1.00% of the Public Offering Price. After the initial offering period, the initial sales charge will be reduced by the amount of the creation and development fee.

Monthly Deferred Sales Charge. In addition, three monthly deferred sales charges of approximately $.0484 per Unit will be deducted from a Trust's assets on approximately the twentieth day of each month from April 17, 2003 through June 20, 2003. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 1.45% of the Public Offering Price.

Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below) the maximum sales charge is reduced, as follows:

                                          Your maximum
If you invest                             sales charge
(in thousands)*                           will be
_______________                           ____________
$50 but less than $100                    2.70%
$100 but less than $150                   2.45%
$150 but less than $500                   2.10%
$500 but less than $1,000                 1.95%
$1,000 or more                            1.20%

*Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.

The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Any reduced sales charge is the responsibility of the party making the sale.

If you commit to purchase Units of the Trusts, or subsequent series of the Trusts, valued at $1,000,000 or more over a 12-month period, commencing with your first purchase you will receive the reduced sales charge set forth above on all individual purchases over $83,000.

You may use your Rollover proceeds from a previous series of a Trust, termination proceeds from other unit investment trusts with a similar strategy as a Trust, or redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of a Trust during the initial offering period at the Public Offering Price less 1.00% (for purchases of $1,000,000 or more, the maximum sales charge will be limited to 1.20% of the Public Offering Price), but you will not be eligible to receive the reduced sales charges described in the above table. Please note that if you purchase Units of a Trust in this manner using redemption proceeds from trusts which assess the amount of any remaining deferred sales charge at redemption, you should be aware that any deferred sales charge remaining on these units will be deducted from those redemption proceeds.

Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in this section on the purchase of Units. Certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

The Sponsor and certain dealers may establish a schedule where employees, officers and directors of such dealers can purchase Units of a Trust at the Public Offering Price less the established schedule amount, which is designed to compensate such dealers for activities relating to the sale of Units (the "Employee Dealer Concession").

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

As Sponsor, we will also receive, and the Unit holders will pay, a creation and development fee. See "Expenses and Charges" for a description of the services provided for this fee.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

The total value of non-U.S. listed Securities in the Global Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio and the Target VIP Conservative Equity Portfolio during the initial offering period is computed on the basis of the offering side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary. In addition, during this period the aggregate underlying value of non-U.S. listed Securities is computed on the basis of the bid side value of the relevant currency exchange rate expressed in U.S. dollars as of the Evaluation Time.

                          Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.25% of the Public Offering Price per Unit. However, for Units subject to a transactional sales charge which are purchased using redemption or termination proceeds or on purchases by Rollover Unit holders, this amount will be reduced to 1.3% of the sales price of these Units (0.5% for purchases of $1,000,000 or more).

Eligible dealer firms and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total sales per Trust              Additional
(in millions)                      Concession
_____________________              ___________
$1 but less than $3                0.05%
$3 but less than $5                0.10%
$5 or more                         0.15%

Dealers and other selling agents will not receive a concession on the sale of Units which are not subject to the transactional sales charge, but such Units will be included in determining whether the above volume sales levels are met. Eligible dealer firms and other selling agents include entities that are providing marketing support for First Trust unit investment trusts by distributing or permitting the distribution of marketing materials and other product information. Eligible dealer firms and other selling agents will not include firms that solely provide clearing services to other broker/dealer firms. Dealers and other selling agents who, during any consecutive 12-month period, sell at least $250 million or $500 million worth of primary market units of unit investment trusts sponsored by us will receive a concession of $2,500 or $5,000, respectively, in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the transactional sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable transactional sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of a Trust (which may show performance net of the expenses and charges a Trust would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance. We may also, from time to time, use advertising which classifies trusts according to capitalization and/or investment style.

                          The Sponsor's Profits

We will receive a gross sales commission equal to the maximum transactional sales charge per Unit for each Trust less any reduction as stated in "Public Offering." We will also receive the amount of any accrued and collected creation and development fee. Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                          The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees and Trustee costs to transfer and record the ownership of Units. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                          How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                          Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of the Trusts from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts, and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities.

The fees payable to First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fee paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is a charge of $.050 per Unit outstanding at the end of the initial offering period. The Trustee will deduct this amount from a Trust's assets as of the close of the initial offering period. We do not use this fee to pay distribution expenses or as compensation for sales efforts. This fee will not be deducted from your proceeds if you sell or redeem your Units before the end of the initial offering period.

In addition to a Trust's operating expenses and those fees described above, the Trusts may also incur the following charges:

- A quarterly license fee (which will fluctuate with a Trust's net asset value) payable by certain of the Trusts for the use of certain trademarks and trade names of Dow Jones, Standard & Poor's, The Nasdaq Stock Market, Inc. and/or Value Line(R).

- All legal expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust;

- Foreign custodial and transaction fees, if any; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Accounts, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

                                   Tax Status

United States Taxation.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Trust Status.

The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by your Trust, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each Trust asset when such income would be considered to be received by you if you directly owned a Trust's assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from a Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units, generally including sales charges, among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years. Because the Trusts have a maturity of less than five years, the reduction in the capital gains rate for property held for more than five years could only possibly apply to your interest in those securities if you are eligible for and elect to receive an in-kind distribution at redemption or termination.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

Rollovers.

If you elect to have your proceeds from a Trust rolled over into the next series of such Trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of a Trust for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Securities or other Trust assets under the wash sale provisions of the Internal Revenue Code.

In-Kind Distributions.

Under certain circumstances, as described in this prospectus, you may request a distribution of Securities (an "In-Kind Distribution") from any of the Trusts except the Global Target 15 Portfolio when you redeem your Units or at a Trust's termination. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.

You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by a Trust. However, if you also receive cash in exchange for a Trust asset or a fractional share of a Security held by such Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust asset or fractional share.

Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of a Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes. Distributions by a Trust that are treated as U.S. source income (e.g., dividends received on Securities of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons, subject to any applicable treaty. However, distributions by a Trust that are derived from certain dividends of Securities of a foreign corporation may not be subject to U.S. income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-U.S. persons.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

United Kingdom Taxation.

The following summary describes certain important U.K. tax consequences for certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, or the Target VIP Conservative Equity Portfolio as capital assets. This summary is intended to be a general guide only and is subject to any changes in law occurring after the date of this prospectus. You should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. A U.K. resident individual who receives a dividend from a U.K. company is generally entitled to a tax credit which is offset against U.K. tax liabilities.

You will not be able to claim any refund of the tax credit for dividends paid by U.K. companies.

Taxation of Capital Gains. U.S. investors who are neither resident nor ordinarily resident in the United Kingdom will not generally be liable for U.K. tax on gains arising on the disposal of Units in the Global Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio or the Target VIP Conservative Equity Portfolio. However, they may be liable if the Units are used, held or acquired for the purposes of a trade, profession or vocation carried on in the United Kingdom. Individual U.S. investors may also be liable if they have previously been resident or ordinarily resident in the United Kingdom and become resident or ordinarily resident in the United Kingdom in the future.

Inheritance Tax. Individual U.S. investors who are domiciled in the United States and who are not U.K. nationals will generally not be subject to U.K. inheritance tax on death or on gifts of the Units made during their lifetimes, provided any applicable U.S. federal gift or estate tax is paid. They may be subject to U.K. inheritance tax if the Units are used in a business in the United Kingdom or relate to the performance of personal services in the United Kingdom.

Where the Units are held on trust, the Units will generally not be subject to U.K. inheritance tax unless the settlor, at the time of settlement, was domiciled in the United Kingdom, in which case they may be subject to tax.

It is very unlikely that the Units will be subject to both U.K.
inheritance tax and U.S. federal gift or estate tax. If they were, one of the taxes could generally be credited against the other.

Stamp Tax. A sale of Securities listed in the FT Index will generally result in either U.K. stamp duty or stamp duty reserve tax being payable by the purchaser. The Global Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio and the Target VIP Conservative Equity Portfolio each paid this tax when they acquired Securities. When the Global Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, or the Target VIP Conservative Equity Portfolio sell Securities, it is anticipated that the tax will be paid by the purchaser.

Hong Kong Taxation.

The following summary describes certain important Hong Kong tax consequences to certain U.S. Unit holders who hold Units in the Global Target 15 Portfolio, the Target VIP Aggressive Equity Portfolio, or the Target VIP Conservative Equity Portfolio as capital assets. This summary assumes that you are not carrying on a trade, profession or business in Hong Kong and that you have no profits sourced in Hong Kong arising from the carrying on of such trade, profession or business. This summary is intended to be a general guide only and is subject to any changes in Hong Kong or U.S. law occurring after the date of this prospectus and you should consult your own tax advisor about your particular circumstances.

Taxation of Dividends. Dividends you receive from the Global Target 15 Portfolio, the Target VIP Aggressive Equity Portfolio, or the Target VIP Conservative Equity Portfolio relating to Hong Kong issuers are not taxable and therefore will not be subject to the deduction of any withholding tax.

Profits Tax. Unless you are carrying on a trade, profession or business in Hong Kong you will not be subject to profits tax imposed by Hong Kong on any gain or profits made on the realization or other disposal of your Units.

Estate Duty. Units of the Global Target 15 Portfolio, the Target VIP Aggressive Equity Portfolio, or the Target VIP Conservative Equity

Portfolio do not give rise to Hong Kong estate duty liability.

                                Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                             Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of your Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

                        Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust. Dividends received on foreign Securities, if any, are converted into U.S. dollars at the applicable exchange rate.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, unless you are a Rollover Unit holder, you will receive the pro rata share of the money from the sale of the Securities. However, if you own Units of any of the Trusts except the Global Target 15 Portfolio, you may elect to receive an In-Kind Distribution as described under "Amending or Terminating the Indenture." All Unit holders will receive a pro rata share of any other assets remaining in their Trust, after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of that Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no transactional sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states. PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                              Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account of a Trust if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account of a Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN as generally discussed under "Income and Capital Distributions."

If you tender at least 2,500 Units of The Dow(sm) DART 10 Portfolio, The Dow(sm) Target 5 Portfolio, The Nasdaq Target 15 Portfolio, The S&P Target 24 Portfolio, the Target Small-Cap Portfolio, or the Total Dow(sm) Portfolio, or 5,000 Units of the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio or the Target VIP Conservative Equity Portfolio or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must hold their Units through the end of the initial offering period. No In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. This option is generally eligible only for stocks traded and held in the United States, thus excluding most foreign Securities. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the eligible Securities that make up the portfolio, and cash from the Capital Account equal to the non-eligible Securities and fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate underlying value of the Securities held in that Trust;
and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of such Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of such Trust, if any;

4. cash held for distribution to Unit holders of record of such Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by such Trust; and

dividing

1. the result by the number of outstanding Units of such Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, during the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

                            Investing in a New Trust

Each Trust's portfolio has been selected on the basis of capital appreciation potential for a limited time period. When each Trust is about to terminate, you may have the option to roll your proceeds into the next series of a Trust (the "New Trusts") if one is available. We intend to create the New Trusts in conjunction with the termination of the Trusts and plan to apply the same strategy we used to select the portfolio for the Trusts to the New Trusts.

If you wish to have the proceeds from your Units rolled into a New Trust you must notify the Trustee in writing of your election by the Rollover Notification Date stated in the "Summary of Essential Information." As a Rollover Unit holder, your Units will be redeemed and the underlying Securities sold by the Trustee, in its capacity as Distribution Agent, during the Special Redemption and Liquidation Period. The Distribution Agent may engage us or other brokers as its agent to sell the Securities.

Once all of the Securities are sold, your proceeds, less any brokerage fees, governmental charges or other expenses involved in the sales, will be used to buy units of a New Trust or trust with a similar investment strategy that you have selected, provided such trusts are registered and being offered. Accordingly, proceeds may be uninvested for up to several days. Units purchased with rollover proceeds will generally be purchased subject to the maximum remaining deferred sales charge on such units

(currently expected to be $.145 per unit), but not the initial sales charge. Units purchased using proceeds from Fee Accounts Units will generally not be subject to any transactional sales charge.

We intend to create New Trust units as quickly as possible, depending on the availability of the Securities contained in a New Trust's portfolio. Rollover Unit holders will be given first priority to purchase New Trust units. We cannot, however, assure the exact timing of the creation of New Trust units or the total number of New Trust units we will create. Any proceeds not invested on behalf of Rollover Unit holders in New Trust units will be distributed within a reasonable time after such occurrence. Although we believe that enough New Trust units can be created, monies in a New Trust may not be fully invested on the next business day.

Please note that there are certain tax consequences associated with becoming a Rollover Unit holder. See "Tax Status." If you elect not to participate as a Rollover Unit holder ("Remaining Unit holders"), you will not incur capital gains or losses due to the Special Redemption and Liquidation, nor will you be charged any additional transactional sales charge. We may modify, amend or terminate this rollover option upon 60 days notice.

                        Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of a Trust, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of a Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for the Trusts to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute the Trusts' portfolio transactions, or when acting as agent for the Trusts in acquiring or selling Securities on behalf of the Trusts.

                      Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, each Trust will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information." The Trusts may be terminated earlier:


- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by such Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire transactional sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, including Unit holders' participation as Rollover Unit holders, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you own at least 2,500 Units of The Dow(sm) DART 10 Portfolio, The Dow(sm) Target 5 Portfolio, The Nasdaq Target 15 Portfolio, The S&P Target 24 Portfolio, the Target Small-Cap Portfolio or the Total Dow(sm) Portfolio, or 5,000 Units of the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio or the Target VIP Conservative Equity Portfolio or such other amount as required by your broker/dealer, the Trustee will send the registered account holders a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution of Securities (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts Units by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" and "Redeeming Your Units" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in either the Rollover Option or the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after your Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from a Trust any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

                Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, First Trust Portfolios L.P. (formerly known as Nike Securities L.P.), specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $40 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 2001, the total partners' capital of First Trust Portfolios L.P. was $17,560,001 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is JPMorgan Chase Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 Chase MetroTech Center, 3rd Floor, Brooklyn, New York 11245. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trust; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                                Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The Trusts' statements of net assets, including the schedules of investments, as of the opening of business on the Initial Date of Deposit included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

The Nasdaq Stock Market, Inc.

The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, and the Target VIP Aggressive Equity Portfolio are not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio. The Corporations make no representation or warranty, express or implied, to the owners of Units of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio or any member of the public regarding the advisability of investing in securities generally or in The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio particularly, or the ability of the Nasdaq-

100 Index(R) to track general stock market performance. The Corporations' only relationship to the Sponsor ("Licensee") is in the licensing of the Nasdaq 100(R), Nasdaq-100 Index(R) and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio. Nasdaq has no obligation to take the needs of the Licensee or the owners of Units of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at or quantities of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio to be issued or in the determination or calculation of the equation by which The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, and the Target VIP Aggressive Equity Portfolio are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, or the Target VIP Aggressive Equity Portfolio.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TARGET VIP PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             First Trust(R)

  The Dow(sm) Dividend And Repurchase Target 10 Portfolio, 1st Quarter
                               2003 Series
         The Dow(sm) Target 5 Portfolio, 1st Quarter 2003 Series
           Global Target 15 Portfolio, 1st Quarter 2003 Series
       The Nasdaq (R) Target 15 Portfolio, 1st Quarter 2003 Series
          The S&P Target 24 Portfolio, 1st Quarter 2003 Series
           Target Small-Cap Portfolio, 1st Quarter 2003 Series
              Target VIP Portfolio, 1st Quarter 2003 Series
     Target VIP Aggressive Equity Portfolio, 1st Quarter 2003 Series Target VIP Conservative Equity Portfolio, 1st Quarter 2003 Series
            Total Dow(sm) Portfolio, 1st Quarter 2003 Series

                                 FT 691

                                Sponsor:

                       FIRST TRUST PORTFOLIOS L.P.

                   Formerly known as Nike Securities L.P.

                    1001 Warrenville Road, Suite 300

                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                           JPMorgan Chase Bank

                   4 Chase MetroTech Center, 3rd floor
                        Brooklyn, New York 11245
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

                          ________________________

When Units of the Trusts are no longer available, this prospectus may be used as a preliminary prospectus for a future series, in which case you should note the following:

THE INFORMATION IN THE PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE
  MAY NOT SELL, OR ACCEPT OFFERS TO BUY, SECURITIES OF A FUTURE SERIES UNTIL THAT SERIES HAS BECOME EFFECTIVE WITH THE SECURITIES AND EXCHANGE
COMMISSION. NO SECURITIES CAN BE SOLD IN ANY STATE WHERE A SALE WOULD BE
                                ILLEGAL.

                       ________________________

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

-  Securities Act of 1933 (file no. 333-101622) and

-  Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
                      Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov

                           December 31, 2002
                      As amended January 3, 2003

           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                             First Trust(R)

                         TARGET PORTFOLIO SERIES

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Target Portfolio Series not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.

This Information Supplement is dated December 31, 2002, as amended January 3, 2003. Capitalized terms have been defined in the prospectus.

                                      Table of Contents
Dow Jones & Company, Inc.                                                               1
Standard & Poor's                                                                       2
The Nasdaq Stock Market, Inc.                                                           2
Value Line Publishing, Inc.                                                             2
Risk Factors
   Securities                                                                           3
   Small-Cap Companies                                                                  3
   Dividends                                                                            3
   Foreign Issuers                                                                      4
      United Kingdom                                                                    4
      Hong Kong                                                                         5
   Exchange Rate                                                                        6
Litigation
   Microsoft Corporation                                                                9
   Tobacco Industry                                                                     9
Concentrations
   Capital Goods                                                                        9
   Communications                                                                      10
   Consumer Products                                                                   10
   Financial Services                                                                  11
   Healthcare                                                                          14
   Technology                                                                          14
Portfolios
   The Dow(sm) DART 5 Strategy Stocks, 1st Quarter 2003 Series                         15
   The Dow(sm) DART 10 Strategy Stocks, 1st Quarter 2003 Series                        15
   The Dow(sm) Target 5 Strategy Stocks, 1st Quarter 2003 Series                       16
   The Dow Jones Industrial Average(sm) Strategy Stocks, 1st Quarter 2003 Series       16
   European Target 20 Strategy Stocks, 1st Quarter 2003 Series                         18
   Global Target 15 Strategy Stocks, 1st Quarter 2003 Series                           19
   The Nasdaq(R) Target 15 Strategy Stocks, 1st Quarter 2003 Series                    20
   The S&P Target 24 Strategy Stocks, 1st Quarter 2003 Series                          21
   Target Small-Cap Strategy Stocks, 1st Quarter 2003 Series                           22
   Value Line(R) Target 25 Strategy Stocks, 1st Quarter 2003 Series                    25

Dow Jones & Company, Inc.

The Trusts are not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly. Dow Jones' only relationship to the Sponsor is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Industrial Average(sm), which is determined, composed and calculated by Dow Jones without regard to the Sponsor or the Trusts. Dow Jones has no obligation to take the needs of the Sponsor or the owners of the Trusts into consideration in determining, composing or calculating the Dow Jones Industrial Average(sm). Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Trusts to be issued or in the determination or calculation of the equation by which the Trusts are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SPONSOR, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Standard & Poor's

The Trusts are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Trusts or any member of the public regarding the advisability of investing in securities generally or in the Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the licensee or the Trusts. S&P has no obligation to take the needs of the licensee or the owners of the Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Trusts or the timing of the issuance or sale of the Trusts or in the determination or calculation of the equation by which the Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Trusts.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE TRUSTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

The Nasdaq Stock Market, Inc.

The "Nasdaq 100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and are licensed for use by us. The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, and the Target VIP Aggressive Equity Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio, and the Target VIP Aggressive Equity Portfolio are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to The Nasdaq(R) Target 15 Portfolio, the Target VIP Portfolio and Target VIP Aggressive Equity Portfolio.

Value Line Publishing, Inc.

Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Portfolios L.P. is VLPI's licensing to First Trust Portfolios L.P. of certain VLPI trademarks and trade names and the Value Line(R)

Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust Portfolios L.P., this Product or any investor. VLPI has no obligation to take the needs of First Trust Portfolios L.P. or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Small-Cap Companies. While historically small-cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small-cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Trusts which contain these Securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Trusts have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

Foreign Issuers. Since certain of the Securities in the Global Target 15 Portfolio, The Nasdaq (R) Target 15 Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, and the Target VIP Conservative Equity Portfolio consist of securities of foreign issuers, an investment in these Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for such Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the United States dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities. See "Exchange Rate" below.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to such Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to such Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of such Trusts to satisfy their obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to a Trust relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by a Trust will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

United Kingdom. The emphasis of the United Kingdom's economy is in the private services sector, which includes the wholesale and retail sector, banking, finance, insurance and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and makes a significant contribution to the country's balance of payments. The portfolios of the Trusts may contain common stocks of British companies engaged in such industries as banking, chemicals, building and construction, transportation, telecommunications and insurance. Many of these industries may be subject to government regulation, which may have a materially adverse effect on the performance of their stock. In the first quarter of 1998, gross domestic product (GDP) of the United Kingdom grew to a level 3.0% higher than in the first quarter of 1997, however the overall rate of GDP growth has slowed since the third quarter of 1997. The slow down largely reflects a deteriorating trade position and higher indirect taxes. The average quarterly rate of GDP growth in the United Kingdom (as well as in Europe generally) has been decelerating since 1994. The United Kingdom is a member of the European Union (the "EU") which was created through the formation of the Maastricht Treaty on European Union in late 1993. It is expected that the Treaty will have the effect of eliminating most remaining trade barriers between the 15 member nations and make Europe one of the largest common markets in the world. However, the effective implementation of the Treaty provisions and the rate at which trade barriers are eliminated is uncertain at this time. Furthermore, the recent rapid political and social change throughout Europe make the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of Securities issued by United Kingdom companies impossible to predict.

A majority of the EU members converted their existing sovereign currencies to a common currency (the "euro") on January 1, 1999. The United Kingdom did not participate in this conversion on January 1, 1999 and the Sponsor is unable to predict if or when the United Kingdom will convert to the euro. Moreover, it is not possible to accurately predict the effect of the current political and economic situation upon long-term inflation and balance of trade cycles and how these changes, as well as the implementation of a common currency throughout a majority of EU countries, would affect the currency exchange rate between the U.S. dollar and the British pound sterling. In addition, United Kingdom companies with significant markets or operations in other European countries (whether or not such countries are participating) face strategic challenges as these entities adapt to a single trans-national currency. The euro conversion may have a material impact on revenues, expenses or income from operations; increase competition due to the increased price transparency of EU markets; affect issuers' currency exchange rate risk and derivatives exposure; disrupt current contracts; cause issuers to increase spending on information technology updates required for the conversion; and result in potential adverse tax consequences. The Sponsor is unable to predict what impact, if any, the euro conversion will have on any of the Securities issued by United Kingdom companies in the Trusts.

Hong Kong. Hong Kong, established as a British colony in the 1840's, reverted to Chinese sovereignty effective July 1, 1997. On such date, Hong Kong became a Special Administrative Region ("SAR") of China. Hong Kong's new constitution is the Basic Law (promulgated by China in 1990). Prior to July 1, 1997, the Hong Kong government followed a laissez-faire policy toward industry. There were no major import, export or foreign exchange restrictions. Regulation of business was generally minimal with certain exceptions, including regulated entry into certain sectors of the economy and a fixed exchange rate regime by which the Hong Kong dollar has been pegged to the U.S. dollar. Over the past two decades through 1996, the gross domestic product (GDP) has tripled in real terms, equivalent to an average annual growth rate of 6%. However, Hong Kong's recent economic data has not been encouraging. The full impact of the Asian financial crisis, as well as current international economic instability, is likely to continue to have a negative impact on the Hong Kong economy in the near future.

Although China has committed by treaty to preserve for 50 years the economic and social freedoms enjoyed in Hong Kong prior to the reversion, the continuation of the economic system in Hong Kong after the reversion will be dependent on the Chinese government, and there can be no assurances that the commitment made by China regarding Hong Kong will be maintained. Prior to the reversion, legislation was enacted in Hong Kong designed to extend democratic voting procedures for Hong Kong's legislature. China has expressed disagreement with this legislation, which it states is in contravention of the principles evidenced in the Basic Law of the Hong Kong SAR. The National Peoples' Congress of China has passed a resolution to the effect that the Legislative Council and certain other councils and boards of the Hong Kong Government were to be terminated on June 30, 1997. Such bodies have subsequently been reconstituted in accordance with China's interpretation of the Basic Law. Any increase in uncertainty as to the future economic and political status of Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio. The Sponsor is unable to predict the level of market liquidity or volatility which may occur as a result of the reversion to sovereignty, both of which may negatively impact such Trust and the value of the Units.

The currency crisis which has affected a majority of Asian markets since mid-1997 has forced Hong Kong leaders to address whether to devalue the Hong Kong dollar or maintain its peg to the U.S. dollar. During the volatile markets of 1998, the Hong Kong Monetary Authority (the "HKMA") acquired the common stock of certain Hong Kong issuers listed on the Hong Kong Stock Exchange in an effort to stabilize the Hong Kong dollar and thwart currency speculators. Government intervention may hurt Hong Kong's reputation as a free market and increases concerns that authorities are not willing to let Hong Kong's currency system function autonomously. This may undermine confidence in the Hong Kong dollar's peg to the U.S. dollar. Any downturn in economic growth or increase in the rate of inflation in China or Hong Kong could have a materially adverse effect on the value of the Global Target 15 Portfolio.

Securities prices on the Hong Kong Stock Exchange, and specifically the Hang Seng Index, can be highly volatile and are sensitive to developments in Hong Kong and China, as well as other world markets. For example, the Hang Seng Index declined by approximately 31% in October, 1997 as a result of speculation that the Hong Kong dollar would become the next victim of the Asian currency crisis, and in 1989, the Hang Seng Index dropped 1,216 points (approximately 58%) in early June following the events at Tiananmen Square. The Hang Seng Index gradually climbed subsequent to the events at Tiananmen Square, but fell by 181 points on October 13, 1989 (approximately 6.5%) following a substantial fall in the U.S. stock markets. During 1994, the Hang Seng Index lost approximately 31% of its value. From January through August of 1998, during a period marked by international economic instability and a global currency crisis, the Hang Seng Index declined by nearly 27%. The Hang Seng Index is subject to change and delisting of any issues may have an adverse impact on the performance of the Global Target 15 Portfolio, although delisting would not necessarily result in the disposal of the stock of these companies, nor would it prevent such Trust from purchasing additional Securities. In recent years, a number of companies, comprising approximately 10% of the total capitalization of the Hang Seng Index, have delisted. In addition, as a result of Hong Kong's reversion to Chinese sovereignty, an increased number of Chinese companies could become listed on the Hong Kong Stock Exchange, thereby changing the composition of the stock market and, potentially, the composition of the Hang Seng Index.

Exchange Rate. The Global Target 15 Portfolio is comprised of Securities that are principally traded in foreign currencies and as such, involve investment risks that are substantially different from an investment in a fund which invests in securities that are principally traded in United States dollars. The United States dollar value of the portfolio (and hence of the Units) and of the distributions from the portfolio will vary with fluctuations in the United States dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the rate of inflation in the respective economies compared to the United States, the impact of interest rate differentials between different currencies on the movement of foreign currency rates, the balance of imports and exports goods and services, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

The post-World War II international monetary system was, until 1973, dominated by the Bretton Woods Treaty which established a system of fixed exchange rates and the convertibility of the United States dollar into gold through foreign central banks. Starting in 1971, growing volatility in the foreign exchange markets caused the United States to abandon gold convertibility and to effect a small devaluation of the United States dollar. In 1973, the system of fixed exchange rates between a number of the most important industrial countries of the world, among them the United States and most Western European countries, was completely abandoned. Subsequently, major industrialized countries have adopted "floating" exchange rates, under which daily currency valuations depend on supply and demand in a freely fluctuating international market. Many smaller or developing countries have continued to "peg" their currencies to the United States dollar although there has been some interest in recent years in "pegging" currencies to "baskets" of other currencies or to a Special Drawing Right administered by the International Monetary Fund. In Europe, the euro has been developed. Currencies are generally traded by leading international commercial banks and institutional investors (including corporate treasurers, money managers, pension funds and insurance companies). From time to time, central banks in a number of countries also are major buyers and sellers of foreign currencies, mostly for the purpose of preventing or reducing substantial exchange rate fluctuations.

Exchange rate fluctuations are partly dependent on a number of economic factors including economic conditions within countries, the impact of actual and proposed government policies on the value of currencies, interest rate differentials between the currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another. These economic factors are influenced primarily by a particular country's monetary and fiscal policies (although the perceived political situation in a particular country may have an influence as well-particularly with respect to transfers of capital). Investor psychology may also be an important determinant of currency fluctuations in the short run. Moreover, institutional investors trying to anticipate the future relative strength or weakness of a particular currency may sometimes exercise considerable speculative influence on currency exchange rates by purchasing or selling large amounts of the same currency or currencies. However, over the long term, the currency of a country with a low rate of inflation and a favorable balance of trade should increase in value relative to the currency of a country with a high rate of inflation and deficits in the balance of trade.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rates of exchange and end-of-month equivalent U.S. dollar rates of exchange for the United Kingdom pound sterling and the Hong Kong dollar:

                         Foreign Exchange Rates

              Range of Fluctuations in Foreign Currencies

                      United Kingdom
Annual                Pound Sterling/             Hong Kong/
Period                U.S. Dollar                 U.S. Dollar
_____                 __________                  ___________
1983                  0.616-0.707                 6.480-8.700
1984                  0.670-0.864                 7.774-8.050
1985                  0.672-0.951                 7.729-7.990
1986                  0.643-0.726                 7.768-7.819
1987                  0.530-0.680                 7.751-7.822
1988                  0.525-0.601                 7.764-7.912
1989                  0.548-0.661                 7.775-7.817
1990                  0.504-0.627                 7.740-7.817
1991                  0.499-0.624                 7.716-7.803
1992                  0.499-0.667                 7.697-7.781
1993                  0.630-0.705                 7.722-7.766
1994                  0.610-0.684                 7.723-7.750
1995                  0.610-0.653                 7.726-7.763
1996                  0.583-0.670                 7.732-7.742
1997                  0.584-0.633                 7.708-7.751
1998                  0.584-0.620                 7.735-7.749
1999                  0.597-0.646                 7.746-7.775
2000                  0.605-0.715                 7.774-7.800
2001                  0.678-0.707                 7.798-7.800

Source: Bloomberg L.P.

                End of Month Exchange Rates                                 End of Month Exchange Rates
                   for Foreign Currencies                                for Foreign Currencies (continued)

                   United Kingdom                                              United Kingdom
                   Pound Sterling/   Hong Kong/   Euro/U.S.                    Pound Sterling/  Hong Kong/   Euro/
Monthly Period     U.S. Dollar       U.S.Dollar   Dollar     Monthly Period    U.S. Dollar      U.S.Dollar   U.S. Dollar
________           __________        ______       ______     __________        ________         ______       ______
1995:                                                        1999:
 January           .633              7.732        N.A.        January          .608             7.748        .880
 February          .631              7.730        N.A.        February         .624             7.748        .907
 March             .617              7.733        N.A.        March            .621             7.750        .929
 April             .620              7.742        N.A.        April            .621             7.750        .946
 May               .630              7.735        N.A.        May              .624             7.755        .960
 June              .627              7.736        N.A.        June             .634             7.758        .966
 July              .626              7.738        N.A.        July             .617             7.762        .934
 August            .645              7.741        N.A.        August           .623             7.765        .947
 September         .631              7.732        N.A.        September        .607             7.768        .936
 October           .633              7.727        N.A.        October          .608             7.768        .948
 November          .652              7.731        N.A.        November         .626             7.767        .991
 December          .645              7.733        N.A.        December         .618             7.774        .994
1996:                                                        2000:
 January           .661              7.728        N.A.        January          .619             7.780        1.030
 February          .653              7.731        N.A.        February         .633             7.783        1.037
 March             .655              7.734        N.A.        March            .628             7.787        1.047
 April             .664              7.735        N.A.        April            .645             7.789        1.096
 May               .645              7.736        N.A.        May              .666             7.792        1.066
 June              .644              7.741        N.A.        June             .661             7.796        1.050
 July              .642              7.735        N.A.        July             .667             7.799        1.079
 August            .639              7.733        N.A.        August           .691             7.799        1.126
 September         .639              7.733        N.A.        September        .678             7.796        1.132
 October           .615              7.732        N.A.        October          .698             7.797        1.178
 November          .595              7.732        N.A.        November         .702             7.799        1.145
 December          .583              7.735        N.A.        December         .670             7.800        1.060
1997:                                                        2001:
 January           .624              7.750        N.A.        January          .683             7.799        1.067
 February          .614              7.744        N.A.        February         .692             7.800        1.082
 March             .611              7.749        N.A.        March            .706             7.800        1.140
 April             .616              7.746        N.A.        April            .699             7.799        1.127
 May               .610              7.748        N.A.        May              .705             7.800        1.182
 June              .600              7.747        N.A.        June             .707             7.800        1.178
 July              .609              7.742        N.A.        July             .702             7.800        1.141
 August            .622              7.750        N.A.        August           .688             7.800        1.096
 September         .619              7.738        N.A.        September        .678             7.800        1.097
 October           .598              7.731        N.A.        October          .688             7.800        1.110
 November          .592              7.730        N.A.        November         .702             7.800        1.116
 December          .607              7.749        N.A.        December         .687             7.798        1.124
1998:                                                        2002:
 January           .613              7.735        N.A.        January          .709             7.799        1.164
 February          .609              7.743        N.A.        February         .706             7.799        1.150
 March             .598              7.749        N.A.        March            .701             7.800        1.147
 April             .598              7.747        N.A.        April            .686             7.799        1.110
 May               .613              7.749        N.A.        May              .687             7.800        1.070
 June              .600              7.748        N.A.        June             .652             7.799        1.009
 July              .613              7.748        N.A.        July             .640             7.800        1.023
 August            .595              7.749        N.A.        August           .645             7.800        1.018
 September         .589              7.749        N.A.        September        .638             7.800        1.014
 October           .596              7.747        N.A.        October          .639             7.800         .990
 November          .607              7.743        N.A.        November         .642             7.799         .994
 December          .602              7.746        N.A.        December         .621             7.799         .953

Source: Bloomberg L.P.

The Evaluator will estimate current exchange rates for the relevant currencies based on activity in the various currency exchange markets. However, since these markets are volatile and are constantly changing, depending on the activity at any particular time of the large international commercial banks, various central banks, large multi-national corporations, speculators and other buyers and sellers of foreign currencies, and since actual foreign currency transactions may not be instantly reported, the exchange rates estimated by the Evaluator may not be indicative of the amount in United States dollars the Trusts would receive had the Trustee sold any particular currency in the market. The foreign exchange transactions of the Trusts will be conducted by the Trustee with foreign exchange dealers acting as principals on a spot (i.e., cash) buying basis. Although foreign exchange dealers trade on a net basis, they do realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price).

Litigation

Microsoft Corporation. Microsoft Corporation has been engaged in litigation with the U.S. Department of Justice, 20 states and the District of Columbia. A federal appellate court affirmed a district court finding of liability against Microsoft for violation of the Sherman Antitrust Act and various state antitrust laws. One state withdrew from the litigation prior to the issuance of liability findings. Another settled its claims in July 2001. The claims of several other states were litigated through liability and have been conditionally settled as to the issue of remedy. On November 1, 2002, a federal district judge approved a settlement between Microsoft, the U.S. Department of Justice and the remaining nine other states and the District of Columbia. The settlement includes various provisions addressing licensing and pricing, middleware programs, retaliation against original equipment manufacturers, release of information and creation of a compliance committee. Microsoft is subject to the terms of the settlement for five years with the possibility of a one-time extension of up to two years.

Federal and state authorities continue to review the legality of Microsoft's licensing practices and potential abuses of its monopoly power. In addition, the European Union is also investigating allegations of Microsoft antitrust violations which may result in additional litigation. It is impossible to predict what impact any future litigation or settlement will have on Microsoft or the value of its stock.

Tobacco Industry. Certain of the issuers of Securities in certain Trusts may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

In November 1998, four of the largest tobacco companies in the U.S. entered into the Tobacco Master Settlement Agreement ("MSA") with 46 states to settle state lawsuits to recover costs associated with treating smoking-related illnesses. According to the MSA, the tobacco industry is projected to pay the settling states in excess of $200 billion over the next 25 years. Four states settled their tobacco cases separately from the MSA.

In March 2001, five states initiated court proceedings to stop R.J. Reynolds Tobacco Company ("R.J. Reynolds") from violating provisions of the MSA. The lawsuits, filed in state courts of Arizona, California, New York, Ohio and Washington, seek enforcement of restrictions on marketing, advertising and promotional activities that R.J. Reynolds agreed to under the terms of the MSA. In June 2002, a California court ruled that R.J. Reynolds unlawfully placed cigarette ads in magazines with a large percentage of readers aged 12-17, in violation of the MSA. As a result, R.J. Reynolds was ordered to pay $20 million in sanctions plus attorneys' fees and costs. An Arizona court also found R.J. Reynolds had violated the MSA.

Additional future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The Sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such Securities and the value of Units of Trusts containing such Securities.

Concentrations

Capital Goods. An investment in Units of The Dow (sm) Target 5 Portfolio and the Global Target 15 Portfolio should be made with an understanding of the characteristics of the problems and risks such an investment may entail.
The profitability of companies engaged in the capital goods industry will be affected by various factors including the general state of the economy, intense competition, domestic and international politics, excess capacity and spending trends.

The Internet may also influence the capital goods market. Customers' desire for better pricing and convenience, as well as manufacturers' desire to boost profitability by finding new avenues of sales growth and productivity gains, may drive many capital goods manufacturers to invest heavily in Internet hardware and software. Because the Internet allows manufacturers to take orders directly from customers, thus eliminating the middlemen from both supply chains and distributors, capital goods makers may no longer need traditional third-party outfits to distribute their products. In addition, the Internet may also allow capital goods manufacturers to cut inventory levels, by enabling customers to tailor their orders to their specific needs.

Capital goods companies may also be affected by factors more specific to their individual industries. Industrial machinery manufacturers may be subject to declines in consumer demand and the need for modernization. Agricultural equipment businesses may be influenced by fluctuations in farm income, farm commodity prices, government subsidies and weather conditions. The number of housing starts, levels of public and non-residential construction including weakening demand for new office and retail space, and overall construction spending may adversely affect construction equipment manufacturers, while overproduction, consolidation and weakening global economies may lead to deteriorating sales for truck makers.

Communications. An investment in Units of The Dow(sm) Target 5 Portfolio should be made with an understanding of the problems and risks inherent in the communications sector in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issue's products or in the market for products based on a particular technology could have a material adverse affect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The communications industry is subject to governmental regulation. However, as market forces develop, the government will continue to deregulate the communications industry, promoting vigorous economic competition and resulting in the rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the Trusts' Units. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of returns and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Trust's portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology.

Companies involved in the communications sector are currently in the midst of an industry-wide slowdown. Inability to secure additional customers, decreases in sales of network infrastructure, decreases in purchases from existing customers, overcapacity and oversupply in the industry, saturation of several key markets and weak subscriber growth have all contributed to the current industry weakness. Local phone markets have been pressured by a weak economy and by a shift to wireless phones and the Internet. In addition, sales of luxury items like second phone lines and high-speed Internet access have slowed, while pricing pressure and competition have intensified. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. As a result, many companies have been compelled to cut costs by reducing their workforce, outsourcing, consolidating and/or closing existing facilities and divesting low selling product lines.

Several recent high profile bankruptcies have called attention to the potentially unstable financial condition of communications companies. These bankruptcies have resulted at least in part from declines in revenues, increases in company debt and difficulties obtaining necessary capital. Certain companies involved in the industry have also faced scrutiny for overstating financial reports and the subsequent turnover of high ranking company officials.

Consumer Products. An investment in DART 10 Portfolio, the Target Small-Cap Portfolio, the Target VIP Portfolio, the Target VIP Aggressive Equity Portfolio, the Target VIP Conservative Equity Portfolio and the Total Dow(sm) Portfolio should be made with an understanding of the problems and risks inherent in an investment in the consumer products industry in general.

These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers.
A weak economy with its consequent effect on consumer spending would have an adverse effect on consumer products companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

Financial Services. An investment in Units of the Global Target 15 Portfolio should be made with an understanding of the problems and risks inherent in the bank and financial services sector in general. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate. Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change in recent years. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act; enacted in August 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991 and the regulations promulgated under these laws. Many of the regulations promulgated pursuant to these laws have only recently been finalized and their impact on the business, financial condition and prospects of the Securities in a Trust's portfolio cannot be predicted with certainty. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been initially successful through promulgation of regulations, and legislation to liberalize interstate banking has recently been signed into law. Under the legislation, banks will be able to purchase or establish subsidiary banks in any state, one year after the legislation's enactment. Since mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. For example, the bank regulatory authorities have proposed substantial changes to the Community Reinvestment Act and fair lending laws, rules and regulations, and there can be no certainty as to the effect, if any, that such changes would have on the Securities in a Trust's portfolio. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The Sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on a Trust's portfolio.

The Federal Bank Holding Company Act of 1956 generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 5% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company,
(3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining Federal Reserve Board ("FRB") approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies. In the policy statement, the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. The Sponsor makes no prediction as to the effect, if any, such laws will have on the Securities or whether such approvals, if necessary, will be obtained.

Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multiline insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition;
(ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow;
(iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and (viii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulation. The Sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations would cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRP's fail to do so, and to assign liability to PRP's. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited stocks which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the Securities included in the Trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Healthcare. The Nasdaq(R) Target 15 Portfolio is considered to be concentrated in common stocks of companies involved in advanced medical devices and instruments, drugs and biotech, healthcare/managed care, hospital management/health services and medical supplies which have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United States ages, the companies involved in the healthcare field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services. These activities may make the healthcare and medical services sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Trusts' objectives will be met.

Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trusts.

Technology Companies. The Nasdaq(R) Target 15 Portfolio is also considered to be concentrated in common stocks of technology companies. Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking/communications equipment, internet access/information providers, semiconductors and semiconductor equipment and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the Securities depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer's products or in the market for products based on a particular technology could have a material adverse effect on an issuer's operating results. Furthermore, there can be no assurance that the issuers of the Securities will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stock, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Securities and therefore the ability of a Unit holder to redeem Units at a price equal to or greater than the original price paid for such Units.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost effective manner. Accordingly, an issuer's operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of Securities will obtain orders of similar magnitude as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of the Securities.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the Securities to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers' technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the Securities in the Trust.

Like many areas of technology, the semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slowdown in Asian demand and a shift in retail personal computer sales toward the low end, or "sub- $1,000" segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-priced personal computers.

Strategies

       The Dow(sm) DART 5 Strategy Stocks, 1st Quarter 2003 Series

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under trademarks including "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

Philip Morris Companies Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

      The Dow(sm) DART 10 Strategy Stocks, 1st Quarter 2003 Series

Citigroup Inc., headquartered in New York, New York, operates the largest financial services company in the United States. The company offers consumer, investment and private banking, life insurance, property and casualty insurance and consumer finance products.

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.

General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under trademarks including "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

Merck & Co., Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.

J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.

Philip Morris Companies Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

      The Dow(sm) Target 5 Strategy Stocks, 1st Quarter 2003 Series

AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.

General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company owns the National Broadcasting Company (NBC), which furnishes TV network services, produces programs and operates VHF and UHF TV stations, and also offers a variety of financial services through General Electric Capital Services, Inc.

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.

SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

 The Dow Jones Industrial Average(sm) Strategy Stocks, 1st Quarter 2003
                                 Series

3M Company, headquartered in St. Paul, Minnesota, manufactures industrial, electronic, health, consumer and information-imaging products for distribution worldwide. The company's products include adhesives, abrasives, laser imagers and "Scotch" brand products.

AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.

Alcoa Inc., headquartered in Pittsburgh, Pennsylvania, makes primary aluminum and fabricated products for the transportation, construction, packaging and other markets.

American Express Company, headquartered in New York, New York, through subsidiaries, provides travel-related services (including travelers' cheques, American Express cards, consumer lending, tour packages and itineraries, and publications); investors' diversified financial products and services; and international banking services.

The Boeing Company, headquartered in Chicago, Illinois, produces and markets commercial jet transports and provides related support services, principally to commercial customers. The company also develops, produces, modifies and supports military aircraft and helicopters and related systems, and electronic, space and missile systems.

Caterpillar Inc., headquartered in Peoria, Illinois, makes earthmoving, construction and materials handling machinery and equipment and diesel engines; and provides various financial products and services.

Citigroup Inc., headquartered in New York, New York, operates the largest financial services company in the United States. The company offers consumer, investment and private banking, life insurance, property and casualty insurance and consumer finance products.

The Coca-Cola Company, headquartered in Atlanta, Georgia, makes and distributes soft drink concentrates and syrups; and also markets juice and juice-drink products. The company's products are sold in 200 countries and include the leading soft drink products in most of these countries.

The Walt Disney Company, headquartered in Burbank, California, operates as a diversified international entertainment company with operations consisting of filmed entertainment, theme parks and resorts and consumer products. Disney also has broadcasting (including Capital Cities/ABC, Inc.) and publishing operations.

E.I. du Pont de Nemours and Company, headquartered in Wilmington, Delaware, is a global science and technology company with operations in high-performance materials, specialty chemicals, pharmaceuticals and biotechnology.

Eastman Kodak Company, headquartered in Rochester, New York, develops, makes and sells consumer and commercial photographic imaging products. The company's products include films, photographic papers and chemicals, cameras, projectors, processing equipment, audiovisual equipment, copiers, microfilm products, applications software, printers and other equipment.

Exxon Mobil Corporation, headquartered in Irving, Texas, explores for, produces, transports and sells crude oil and natural gas petroleum products. The company also explores for and mines coal and other minerals properties; makes and sells petrochemicals; and owns interests in electrical power generation facilities.

General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company owns the National Broadcasting Company (NBC), which furnishes TV network services, produces programs and operates VHF and UHF TV stations, and also offers a variety of financial services through General Electric Capital Services, Inc.

General Motors Corporation, headquartered in Detroit, Michigan, manufactures and sells cars and trucks worldwide under trademarks including "Chevrolet," "Oldsmobile," "Pontiac," "Buick," "Saturn," "Cadillac" and "GMC Trucks."

Hewlett-Packard Company, headquartered in Palo Alto, California, designs, makes and services equipment and systems for measurement, computation and communications including computer systems, personal computers, printers, calculators, electronic test equipment, medical electronic equipment, electronic components and instrumentation for chemical analysis.

The Home Depot, Inc., headquartered in Atlanta, Georgia, operates do-it-yourself warehouse stores in the United States, Canada and Chile. These stores sell a wide assortment of building material, home improvement, and lawn and garden products. The company also operates EXPO Design Centers in several states which offer interior design and renovation products.

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

Intel Corporation, headquartered in Santa Clara, California, designs, develops, makes and markets advanced microcomputer components and related products at various levels of integration. Principal components consist of silicon-based semiconductors etched with complex patterns of transistors.

International Business Machines Corporation, headquartered in Armonk,
New York, provides customer solutions through the use of advanced information technologies. The company offers a variety of solutions that include services, software, systems, products, financing and technologies.

International Paper Company, headquartered in Stamford, Connecticut, manufactures printing and writing paper, pulp, tissue, paperboard, packaging and wood products. The company also manufactures nonwoven papers, specialty chemicals, specialty panels and laminated products. The company sells its products primarily in the United States, Europe and the Pacific Rim.

Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

McDonald's Corporation, headquartered in Oak Brook, Illinois, develops, franchises, operates and services a worldwide system of quick-service restaurants under the name "McDonald's." The company's restaurants prepare, assemble, package and sell a limited menu of moderately-priced foods including hamburgers, chicken, salads, breakfast foods and beverages.

Merck & Co., Inc., headquartered in Whitehouse Station, New Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.

Microsoft Corporation, headquartered in Redmond, Washington, develops, manufactures, licenses and supports a wide range of software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. "Windows" is the company's flagship PC operating system. The company also develops the MSN network of Internet products and services.

J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.

Philip Morris Companies Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

The Procter & Gamble Company, headquartered in Cincinnati, Ohio, manufactures consumer products worldwide, including detergents, fabric conditioners and hard surface cleaners; products for personal cleansing, oral care, digestive health, hair and skin; paper tissue, disposable diapers, and pharmaceuticals; and shortenings, oils, snacks, baking mixes, peanut butter, coffee, drinks and citrus products.

SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

United Technologies Corporation, headquartered in Hartford, Connecticut, makes Pratt & Whitney aircraft jet engines and spare parts; Otis elevators and escalators; Carrier heating, ventilating and air conditioning equipment; automotive products and systems; Sikorsky helicopters; and Hamilton Sundstrand aerospace systems.

Wal-Mart Stores, Inc., headquartered in Bentonville, Arkansas, is the largest retailer in the United States measured by total revenues. The company operates "Wal-Mart" retail discount department stores, "Wal-Mart Supercenters" and "Sam's" wholesale clubs in the United States and several other countries.

       European Target 20 Strategy Stocks, 1st Quarter 2003 Series

ABN AMRO Holding N.V., headquartered in Amsterdam, the Netherlands, provides full-service banking operations both in the Netherlands and worldwide.

Abbey National Plc, headquartered in London, England, is a financial services group. The company provides personal saving accounts, mortgages, secured and unsecured lending, banking and investment services, life and general insurance, and wealth management services. A subsidiary, Abbey National Treasury Services Plc, provides international wholesale banking services.

Aegon N.V., headquartered in The Hague, the Netherlands, through its member companies, is an international insurer with major operations in the Netherlands, Canada, the United Kingdom and the United States.

Aviva Plc, headquartered in London, England, is a leading insurance firm throughout Europe, offering both life and general insurance. The company's life and savings segments focus on life insurance, pensions, unit trusts and other investment products while its general insurance segment includes home, auto and fire coverage. Financial services include investment management, stock brokerage and trustee services. The company operates in more than 50 countries worldwide.

British American Tobacco Plc, headquartered in London, England, is the holding company for an international tobacco group. The group has an active business presence in approximately 180 countries around the world. Brand names include "State Express 555," "Lucky Strike," "Kent" and "Benson & Hedges."

Credit Suisse Group, headquartered in Zurich, Switzerland, provides conventional consumer and business banking services within its home market, but most of its business is done outside Switzerland. The company offers private banking services to a global clientele, and its Credit Suisse First Boston unit provides corporate and investment banking services and institutional asset management throughout the world.

Electrabel S.A., headquartered in Brussels, Belgium, is the #1 power producer in Belgium, generating 92% of that country's electricity. Through partnerships with municipalities, the company serves electricity customers, natural gas customers, water customers and cable TV customers in Belgium.

Enel SpA, headquartered in Rome, Italy, generates, transmits and distributes electricity throughout Italy. The company's subsidiaries also provide fixed-line and mobile telephone services, install public lighting systems, and operate real estate, telecommunications and Internet service provider businesses.

Eni SpA, headquartered in Rome, Italy, operates in the oil and natural gas, petrochemicals, and oil field services industries. The company is currently also expanding into power generation.

Fortis, headquartered in Brussels, Belgium, is engaged in banking, insurance, and investment services. The company's insurance arm offers life and non-life insurance such as health, auto and fire lines. The company's banking services include retail, corporate and private banking; asset management; investment banking; and other financial services under its "Fortis Bank" and "MeesPierson" corporate names.

France Telecom S.A., headquartered in Paris, France, and its subsidiaries provide a range of telecommunications services to residential, professional and large business customers, primarily in France.

HSBC Holdings Plc, headquartered in London, England, is one of the largest banking and financial services organizations in the world. The company provides a comprehensive range of banking and related financial services in more than 80 countries and territories.

ING Groep N.V., headquartered in Amsterdam, the Netherlands, offers a comprehensive range of financial services worldwide, including life and non-life insurance, commercial and investment banking, asset management and related products.

Koninklijke Ahold N.V., headquartered in Zaandam, the Netherlands, owns or has interests in supermarkets, hypermarkets, and discount and specialty stores in some 25 countries across Asia, Europe and the Americas. While the company is one of the reigning retailers in the world, it is also a leading supermarket operator in the United States (mainly on the East Coast under names such as "Giant" and "Stop & Shop") and owns the food distributor U.S. Foodservice.

Legal & General Group Plc, headquartered in London, England, and its subsidiaries provide groups and individuals with life, health, property, auto, and liability lines of insurance. The company is a major provider of investment services, including fund management, unit trusts and individual savings accounts. The company also provides mortgage loans and has real estate and venture capital operations. In the United States, the company does business as Banner Life Insurance Company and William Penn Life Insurance Company of New York.

Lloyds TSB Group Plc, headquartered in London, England, through subsidiaries and associated companies, offers a wide range of banking and financial services throughout the United Kingdom and a number of other countries.

Nordea AB, headquartered in Stockholm, Sweden, is the holding company for the MeritaNordbanken Group. The company creates and markets financial products and services for individuals, companies and institutions, and the public sector. The company services the Scandinavian countries and the Baltic Sea region.

Prudential Plc, headquartered in London, England, provides a wide assortment of insurance and investment products internationally. The company's insurance lines cover home and motor, life, accident and health, property and casualty insurance. Investment and financial services include group and individual pensions, personal equity plans, mortgages and deposit accounts.

Scottish Power Plc, headquartered in Glasgow, Scotland, is engaged in the generation, transmission, supply and distribution of electricity, gas supply, telecommunications, wastewater services and technology, both in the United Kingdom and the northwestern United States.

Vivendi Universal S.A., headquartered in Paris, France, provides a broad range of services in two primary business sectors: media and communications, and environmental services.

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Dow Jones Industrial Average(sm) Companies
__________________________________________

AT&T Corp., headquartered in New York, New York, provides voice, data and video telecommunications services; regional, domestic, international and local communication transmission services; cellular telephone and other wireless services; and billing, directory and calling card services.

General Electric Company, headquartered in Fairfield, Connecticut, makes major appliances, industrial and power systems, aircraft engines, engineered plastics, silicones, superabrasives, laminates and technical products. The company owns the National Broadcasting Company (NBC), which furnishes TV network services, produces programs and operates VHF and UHF TV stations, and also offers a variety of financial services through General Electric Capital Services, Inc.

Honeywell International Inc., headquartered in Morristown, New Jersey, makes products for the textiles, construction, plastics, electronics, automotive, chemicals, housing, telecommunications, utilities, packaging, military and commercial aviation industries, and for the space program.

J.P. Morgan Chase & Co., headquartered in New York, New York, conducts business in two broad spheres of activity: global financial services under the "JPMorgan" name, and commercial retail banking under the "Chase" name.

SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

Financial Times Industrial Ordinary Share Index Companies
_________________________________________________________

BAE SYSTEMS Plc, headquartered in Farnborough, England, manufactures products for the military defense sector, in addition to the civil aircraft market. The company's military products include aircraft, submarines and assorted ships, electronics, sensors and assorted ammunition and weapons systems. Their civil aircraft operations include the manufacture of planes and jet wings, and various engineering services.

GKN Plc, headquartered in Worcestershire, England, is a world leader in the production of automotive driveline systems and transmission and engine components. The company also owns Meineke Discount Muffler.

The Peninsular and Oriental Steam Navigation Company, headquartered in London, England, provides various port and logistics services. The company's operations encompass cargo, container and bulk shipping, as well as ferry and transport services. The company also owns and develops properties in the United Kingdom and the United States.

Reuters Group Plc, headquartered in London, England, is one of the world's top providers of news and financial information. It culls data from approximately 240 exchanges and over-the-counter markets, as well as from contributing subscribers, and distributes it through various products to users worldwide. The company also provides news to online, broadcast and print media.

Royal & Sun Alliance Insurance Group Plc, headquartered in London, England, is the holding company for the multi-national insurance companies Sun Alliance Group Plc and Royal Insurance Holdings Plc. The companies provide major classes of general and life insurance to customers in the United Kingdom, Australia, Canada, Scandinavia, South Africa and the United States.

Hang Seng Index Companies
_________________________

CITIC Pacific Limited, headquartered in Hong Kong, China, is a subsidiary of China's state-owned China International Trust & Investment (CITIC). The company invests in infrastructure (aviation, civil engineering projects, power generation, telecommunications), property (including a portion of Lantau Island, the proposed site of Disney's Hong Kong theme park), and trading and distribution firms.

Cheung Kong Infrastructure Holdings Limited, headquartered in Hong Kong, China, is a diversified infrastructure company which develops, invests in and operates infrastructure projects in Hong Kong, Australia, Canada, China, the Philippines and other countries. The company manufactures concrete, asphalt and aggregates and also operates power plants.

Hang Lung Properties Limited, headquartered in Hong Kong, China, a subsidiary of Hang Lung Group Limited, is a property investment company. The company's principal activities are property investment and investment holding and, through its subsidiaries, property investment for rental income, car park management and property management.

MTR Corporation Limited, headquartered in Hong Kong, China, operates Hong Kong's mass transit railway system. The company also develops and sells residential and commercial properties near its stations, invests in shopping centers, and provides wireless telecommunications, advertising and property management services.

New World Development Company Limited, headquartered in Hong Kong, China, conducts property development and investment activities mostly in Hong Kong and China, as well as in Southeast Asia. Operations include property and infrastructure development ranging from luxury hotels to government subsidized housing, roads and bridges, and power plants. Through its subsidiaries, the company also operates construction and engineering firms, hotels, department stores, property management firms, a bus company, and telecommunications services.

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American Power Conversion Corporation, headquartered in West Kingston,
Rhode Island, designs, develops, makes and markets a line of uninterruptible power supply products, electrical surge protection devices, power conditioning products and associated software and interface cables. The company's products are designed for use with personal computers, engineering work stations, networking equipment and other electronic equipment.

Apollo Group, Inc. (Class A), headquartered in Phoenix, Arizona, through subsidiaries, offers higher education programs and services for working adults at over 100 campuses and learning centers in the United States, Puerto Rico and London, England. The company offers accredited degree programs, certificate programs and customized training.

First Health Group Corp., headquartered in Downers Grove, Illinois, is a full-service health benefits company primarily serving national, multi-site accounts such as self-insured employers and government employee groups. The company also provides clinical management programs consisting of utilization review and medical case management services.

Gentex Corporation, headquartered in Zeeland, Michigan, designs, manufactures and markets products developed with electro-optic technology. Products include automatic dimming rearview mirrors and fire safety products. The company markets its products globally.

Gilead Sciences, Inc., headquartered in Foster City, California, discovers, develops and commercializes treatments for important viral diseases, including a currently available therapy for cytomegalovirus retinitis, and products in development to treat diseases caused by human immunodeficiency virus, hepatitis B virus and influenza virus.

Lincare Holdings Inc., headquartered in Clearwater, Florida, is one of the nation's largest providers of oxygen and other respiratory therapy services to patients in their homes.

Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.

PETsMART, Inc., headquartered in Phoenix, Arizona, operates superstores and an e-commerce site specializing in pet food, supplies and services.

Pixar, Inc., headquartered in Emeryville, California, operates a digital animation studio, creating animated feature films and related products using advanced, three-dimensional computer animation technology.

Ross Stores, Inc., headquartered in Newark, California, operates a chain of off-price retail apparel and home accessories stores. The stores offers brand name and designer merchandise at low everyday prices.

Ryanair Holdings Plc (ADR), headquartered in County Dublin, Ireland, operates a low-fare passenger airline serving short-haul routes in Europe from bases in Dublin, Brussels, Glasgow and London.

Henry Schein, Inc., headquartered in Melville, New York, is a large distributor of healthcare products and services, including practice management software, to office-based healthcare practitioners in the combined North American and European markets. The company's operations include direct marketing, telesales and field sales.

Symantec Corporation, headquartered in Cupertino, California, develops utility software for business and personal computing. The company's products are organized into three business units: remote productivity solutions; security and assistance; and Internet tools, royalties and other.

Teva Pharmaceutical Industries Ltd. (ADR), headquartered in Petah Tikva, Israel, is a fully integrated global pharmaceutical company producing drugs in all major therapeutic categories.

Whole Foods Market, Inc., headquartered in Austin, Texas, engages in the sale of natural food and nutritional products, primarily through its natural foods supermarkets and direct marketing of nutritional supplements.

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ALLTEL Corporation, headquartered in Little Rock, Arkansas, an information technology company, provides wireline and wireless communications and information services, including local, long distance, network access and Internet services, and information processing services.

Anheuser-Busch Companies, Inc., headquartered in St. Louis, Missouri, produces and distributes beer under brand names such as "Budweiser," "Busch" and "Michelob." The company also manufactures metal beverage containers, recycles metal and glass beverage containers, and operates rice milling and barley seed processing plants. The company also owns and operates theme parks.

Apache Corporation, headquartered in Houston, Texas, is an independent energy company that explores for, develops, and produces natural gas, crude oil and natural gas liquids.

BJ Services Company, headquartered in Houston, Texas, is a provider of pressure pumping and other oilfield services serving the worldwide petroleum industry.

Bank of America Corporation, headquartered in Charlotte, North Carolina, is the holding company for Bank of America and NationsBank and conducts a general banking business in the United States and overseas.

Bed Bath & Beyond Inc., headquartered in Union, New Jersey, sells domestic merchandise (bed linens, bath accessories and kitchen textiles) and home furnishings (cookware, dinnerware, glassware and basic housewares) through retail stores.

CenturyTel, Inc., headquartered in Monroe, Louisiana, is a regional diversified communications company engaged primarily in providing local exchange telephone services and wireless telephone communications services.

Cisco Systems, Inc., headquartered in San Jose, California, provides networking solutions that connect computing devices and computer networks. The company offers various products to utilities, corporations, universities, governments and small to medium businesses worldwide.

Colgate-Palmolive Company, headquartered in New York, New York, is an international consumer products company. The company's products include toothpaste, toothbrushes, shampoos, deodorants, bar and liquid soaps, dishwashing liquid and laundry products, among others. The company's brand names include "Ajax," "Colgate," "Fab," "Mennen," "Palmolive," "Prescription Diet," "Protex," "Science Diet" and "Soupline/Suavitel."

Dell Computer Corporation, headquartered in Round Rock, Texas, designs, develops, makes, sells, services and supports a broad range of computer systems, including desktops, notebooks and servers compatible with industry standards under the "Dell" brand name. The company also sells software, peripheral equipment, and service and support programs.

Deluxe Corporation, headquartered in Shoreview, Minnesota, is a provider of integrated risk management, electronic transaction services and paper payments to the financial services and retail industries.

Fortune Brands, Inc., headquartered in Lincolnshire, Illinois, through its subsidiaries, is engaged in the manufacture and sale of home products, office products, golf products, and spirits and wine. The company's product lines include "Moen" faucets and plumbing accessories; "MasterBrand Cabinets" which sell under the brand names "Aristokraft" and "Schrock," "Master Lock" key-controlled and combination locks; "Waterloo" tool storage products; "ACCO" office products and supplies; "Titleist" golf balls and other sports products; and "Jim Beam" spirits and wines.

H&R Block, Inc., headquartered in Kansas City, Missouri, is a holding company whose subsidiaries provide tax-related services, investment services through broker/dealers, mortgage services, personal productivity software, accounting, and consulting services to business clients.

IMS Health Incorporated, headquartered in Fairfield, Connecticut, is a global provider of information solutions to the pharmaceutical and healthcare industries, including market information and decision-support services.

Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

MGIC Investment Corporation, headquartered in Milwaukee, Wisconsin, is a holding company that provides private mortgage insurance coverage in the United States to the home mortgage lending industry through Mortgage Guaranty Insurance Corporation.

Philip Morris Companies Inc., headquartered in New York, New York, is the world's largest producer and marketer of consumer packaged goods. Its five principal operating companies are Kraft Foods, Inc., Miller Brewing Company, Philip Morris International Inc., Philip Morris U.S.A. and Philip Morris Capital Corporation.

Oracle Corporation, headquartered in Redwood Shores, California, designs, develops, markets and supports computer software products with a wide variety of uses, including database management, application development, business intelligence and business applications.

Rowan Companies, Inc., headquartered in Houston, Texas, is a provider of international and domestic contract drilling and aviation services.

SBC Communications Inc., headquartered in San Antonio, Texas, provides landline and wireless telecommunications services and equipment, directory advertising, publishing and cable television services.

Starbucks Corporation, headquartered in Seattle, Washington, buys and roasts whole bean coffees and sells its own brand of specialty coffee. The company has retail operations in North America and the Pacific Rim. The company also produces and sells the bottled "Frappucino" coffee drink and a line of ice creams.

Union Planters Corporation, headquartered in Memphis, Tennessee, is a bank holding company whose subsidiaries operate through banking offices in 12 states.

United Parcel Service, Inc. (Class B), headquartered in Atlanta,
Georgia, delivers packages and documents both domestically and internationally. In addition, the company provides management of supply chains and logistic services for major corporations worldwide and also owns "Mail Boxes Etc. Inc."

Zimmer Holdings, Inc., headquartered in Warsaw, Indiana, is engaged in the design, development, manufacturing and marketing of orthopaedic reconstructive implants and fracture management products, including artificial knees, hips and other joints.

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AMERIGROUP Corporation, headquartered in Virginia Beach, Virginia, is a multi-state managed healthcare company focused on serving people who receive healthcare benefits through state-sponsored programs, including Medicaid, State Children's Health Insurance Program (SCHIP) and FamilyCare. The company provides managed care and medical management programs as well as community-based education and outreach programs.

Benchmark Electronics, Inc., headquartered in Angleton, Texas, provides contract manufacturing and design services to original equipment manufacturers. The company specializes in the assembly of printed circuit boards with computer-automated equipment using surface mount and pin-through-hole interconnection technologies.

Brookline Bancorp, Inc., headquartered in Brookline, Massachusetts, is the holding company for Brookline Savings Bank. The bank originates multi-family and commercial real estate mortgage loans, as well as traditional deposit and single-family mortgage loan products. The company operates primarily in the greater Boston metropolitan area and eastern Massachusetts.

Brown Shoe Company, Inc., headquartered in St. Louis, Missouri, operates retail shoe stores in the United States and Canada. The company's stores sell footwear for men, women and children. The company's stores include "Famous Footwear," "Factory Brand Shoes," "Warehouse Shoes," "Supermarket of Shoes," "Naturalizer" and "F.X. LaSalle." The company's licensed brand names include "Dr. Scholls," "Disney" and "Star Wars."

P.F. Chang's China Bistro, Inc., headquartered in Phoenix, Arizona, owns and operates full service Chinese restaurants under the P.F. Chang's name featuring traditional cuisine from various culinary regions of China.

Claire's Stores, Inc., headquartered in Pembroke Pines, Florida, is an international specialty retailer that offers value-priced costume jewelry, fashion accessories and cosmetics targeting teenagers. The company operates under the names "Claire's Boutique," "Claire's Accessories," "Cleopatre" and "The Icing." The company also operates internationally under several business subsidiaries.

Curtiss-Wright Corporation, headquartered in Lyndhurst, New Jersey, designs, develops and manufactures flight control actuation systems and components for the aerospace industry, provides metal treating services, and manufactures highly engineered valves for flow control.

Dollar Thrifty Automotive Group, Inc., headquartered in Tulsa, Oklahoma, operates two vehicle rental companies, "Dollar Rent A Car Systems, Inc." and "Thrifty, Inc." The company provides its services to leisure customers, tourists, small businesses and independent business travelers. The company has locations primarily in the United States and Canada.

East West Bancorp, Inc., headquartered in San Marino, California, is the holding company for East West Bank and other subsidiaries. The company provides personal and commercial banking services to small and medium-sized businesses, business executives, professionals, and other individuals.

Engineered Support Systems, Inc., headquartered in St. Louis, Missouri, is a designer and manufacturer of military support equipment and electronics for the U.S. armed forces.

FTI Consulting, Inc., headquartered in Annapolis, Maryland, provides litigation and claims management consulting to corporations, law firms and insurance companies. The company's consulting services include visual communications and trial consulting, engineering and scientific investigation, financial services, and assessment and expert testimony regarding intellectual property rights. The company operates in the United States and Canada.

First Niagara Financial Group, Inc., headquartered in Lockport, New York, is a holding company for First Niagara Bank, Cortland Savings Bank and Cayuga Bank. The company's banks serve individuals and businesses in western and central New York. The company provides a variety of deposit products and loans, as well as insurance, leasing, investment advisory services, insurance agency services and trust services.

Flagstar Bancorp, Inc., headquartered in Troy, Michigan, is a holding company for Flagstar Bank, FSB, which provides mortgage and retail banking services.

Fossil, Inc., headquartered in Richardson, Texas, is engaged in the design, development, marketing and distribution of watches, fashion accessories, apparel and other products.

Guitar Center, Inc., headquartered in Westlake Village, California, is a musical instruments retailer that operates "Guitar Center" and "American Music" stores.

The Gymboree Corporation, headquartered in Burlingame, California, is a specialty retailer of high-quality apparel and accessories for children ages newborn to seven years. The company operates an international chain of stores.

Headwaters Incorporated, headquartered in Draper, Utah, develops and deploys alternative fuel and related technologies through its operating division, Covol Fuels. The company converts fossil fuels such as coal and heavy oils to alternative energy products while seeking to improve energy efficiency and the environment.

Hovnanian Enterprises, Inc. (Class A), headquartered in Red Bank, New Jersey, designs, constructs and markets multi-family attached condominium apartments and townhouses, and single family detached homes in planned residential developments.

LandAmerica Financial Group, Inc., headquartered in Richmond, Virginia, is the holding company for Commonwealth Land Title Insurance Company, Lawyers Title Insurance Corporation and Transnation Title Insurance Company. The company issues title insurance policies and provides other real estate-related services for both residential and commercial customers in the United States, Canada, Mexico and the Caribbean.

Landstar System, Inc., headquartered in Jacksonville, Florida, through subsidiaries, operates as a truckload carrier in North America, transporting a variety of freight including iron and steel, automotive products, paper, lumber and building products, aluminum, chemicals, foodstuffs, heavy machinery, ammunition and explosives, and military hardware.

Lennox International Inc., headquartered in Richardson, Texas, designs, manufactures and markets a broad range of products for the heating, ventilation, air conditioning and refrigeration markets.

Lone Star Steakhouse & Saloon, Inc., headquartered in Wichita, Kansas, owns and operates a chain of mid-priced, full service restaurants which specialize in steaks, ribs, chicken and fish.

Merit Medical Systems, Inc., headquartered in South Jordan, Utah, manufactures and markets products used in diagnostic and interventional cardiology and radiology procedures. The company's primary products include inflation devices, guide wires, thrombolytic infusion catheters, fluid dispensing systems and angiography accessories. The company sells its products worldwide.

Meritage Corporation, headquartered in Scottsdale, Arizona, designs, builds and sells single-family homes ranging from entry-level to semi-custom luxury homes. The company operates in Arizona, California and Texas under the "Hancock Communities," "Legacy Homes," "Meritage Homes" and "Monterey Homes" names.

Nu Skin Enterprises, Inc. (Class A), headquartered in Provo, Utah, is a global direct selling company. The company develops and distributes personal care products and nutritional supplements. The company markets its products in the Americas, Europe and the Asia Pacific region. The company also provides marketing and distribution of technology-based products through Big Planet, Inc.

OmniVision Technologies, Inc., headquartered in Sunnyvale, California, provides integrated single chip semiconductor imaging devices. The company designs, develops and markets semiconductor imaging devices for computing, communications, industrial, automotive and consumer electronics applications. The company's image sensor product is used in cameras and camera-related products such as personal computer cameras, digital still cameras, security and surveillance cameras, personal digital assistant and mobile phone cameras, and cameras for automobiles and toys for both still picture and live video applications.

Pacific Sunwear of California, Inc., headquartered in Anaheim,
California, sells everyday casual apparel, footwear and accessories through mall-based stores in 43 states. The company's customers are primarily young men aged 12 to 24, as well as young women of the same age, who generally prefer a casual look.

Panera Bread Company (Class A), headquartered in Richmond Heights, Missouri, operates a retail bakery-cafe business and franchising business under the concept names "Panera Bread Company" and "Saint Louis Bread Company."

Patina Oil & Gas Corporation, headquartered in Denver, Colorado, is an independent energy company engaged in the acquisition, development, exploitation and production of oil and gas properties located primarily in the Wattenberg Field of Colorado.

Peet's Coffee & Tea Inc., headquartered in Emeryville, California, markets fresh roasted whole bean coffee. The company distributes its products through specialty grocery and gourmet food stores, online and mail order, and offices and restaurant accounts.

Quiksilver, Inc., headquartered in Huntington Beach, California, designs, produces and distributes casual sportswear, accessories and related products for young men, boys and young women. The company's products are sold under the labels of "Quiksilver," "Quiksilver Roxy," "Raisins," "Radio Fiji" and "Hawk Clothing." The company distributes its products in the United States, Europe and Japan.

Sharper Image Corporation, headquartered in San Francisco, California, creates and sells original gifts and entertaining products through "The Sharper Image" stores, monthly mail-order catalogs, and other marketing channels throughout the United States. The company also has stores and catalog operations internationally through licensees.

Sierra Health Services, Inc., headquartered in Las Vegas, Nevada, is a managed healthcare organization that provides and administers the delivery of comprehensive healthcare and workers' compensation programs with an emphasis on cost management. The company's services are provided through its health maintenance organizations, managed indemnity plans, workers' compensation medical management programs and other programs.

A.O. Smith Corporation, headquartered in Milwaukee, Wisconsin, is a diversified manufacturer whose major product lines include fractional horsepower, hermetic and subfractional horsepower electric motors, and residential and commercial water heaters.

Take-Two Interactive Software, Inc., headquartered in New York, New
York, designs, develops, publishes and markets interactive software games.

Texas Regional Bancshares, Inc. (Class A), headquartered in McAllen, Texas, is a holding company whose wholly-owned subsidiary, Texas State Bank, conducts commercial banking services in the Rio Grande Valley of Texas.

The Toro Company, headquartered in Bloomington, Minnesota, designs, manufactures and markets professional turf maintenance equipment, irrigation systems, landscaping equipment, agricultural irrigation systems and residential yard products.

UCBH Holdings, Inc., headquartered in San Francisco, California, a bank holding company, provides a range of personal and commercial banking services to small and medium-sized businesses, business executives, professionals and other individuals through its wholly owned banking subsidiary, United Commercial Bank.

Unit Corporation, headquartered in Tulsa, Oklahoma, through its wholly-owned subsidiaries, contracts to drill onshore oil and natural gas wells for others and explores for, develops, acquires and produces oil and natural gas properties for itself.

Wintrust Financial Corporation, headquartered in Lake Forest, Illinois, is a holding company whose subsidiaries provide banking services in the Chicago metropolitan area and financing for the payment of insurance premiums.

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Angelica Corporation, headquartered in Chesterfield, Missouri, provides textile rental and laundry services to the healthcare and hospitality industries. The company also operates a national chain of retail uniform and shoe stores.

Ball Corporation, headquartered in Broomfield, Colorado, is a manufacturer of metal and plastic packaging, primarily for beverages and foods, and a supplier of aerospace and other technologies and services to commercial customers.

Biosite Incorporated, headquartered in San Diego, California, is a research-based diagnostics company dedicated to the discovery and development of novel protein-based tests that improve a physician's ability to diagnose disease.

Chattem, Inc., headquartered in Chattanooga, Tennessee, manufactures and markets branded consumer products, including over-the-counter toiletries and healthcare and skin care products. The company's products include "Gold Bond" medicated powder, "Icy Hot" topical analgesic, "Dexatrim" appetite suppressant, "Ban" deodorant and "Bullfrog" sunblock.

Chico's FAS, Inc., headquartered in Fort Myers, Florida, is a specialty retailer of exclusively designed, private label casual to dressy clothing and complementary accessories.

Coach, Inc., headquartered in New York, New York, designs, produces and markets leather goods and accessories. Products include handbags, business cases, luggage and travel accessories. The company markets its products internationally.

Coca-Cola Bottling Co. Consolidated, headquartered in Charlotte, North Carolina, bottles, cans and markets carbonated soft drinks, primarily products of The Coca-Cola Company. The company also has agreements to market and distribute such products as "POWERade" and "Dasani."

Cognizant Technology Solutions Corporation, headquartered in Teaneck, New Jersey, provides full life cycle solutions to complex software development and maintenance problems that companies face as they transition to e-business.

Corinthian Colleges, Inc., headquartered in Santa Ana, California, is a private, for-profit secondary education company operating in the United States. The company specializes in career-oriented education, offering diplomas and associate's, bachelor's and master's degrees in healthcare, electronics and information technology.

Covance Inc., headquartered in Princeton, New Jersey, is a contract research organization providing a wide range of integrated product development services worldwide. The company's customers include the pharmaceutical, biotechnology and medical device industries. The company also offers services such as health economics and outcomes services for managed care organizations, hospitals and healthcare provider networks, as well as laboratory testing services to the chemical, agrochemical and food industries.

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Forest Laboratories, Inc., headquartered in New York, New York, develops, manufactures and sells both branded and generic forms of ethical drug products that require a physician's prescription, as well as non-prescription pharmaceutical products sold over-the-counter.

GTECH Holdings Corporation, headquartered in West Greenwich, Rhode Island, provides online lottery services and products to governmental lottery authorities and governmental licensees worldwide.

Hovnanian Enterprises, Inc. (Class A), headquartered in Red Bank, New Jersey, designs, constructs and markets multi-family attached condominium apartments and townhouses, and single family detached homes in planned residential developments.

IDEXX Laboratories, Inc., headquartered in Westbrook, Maine, develops, makes and markets biotechnology-based detection systems primarily for animal health applications. The company also develops and sells biodetection systems for food, water and environmental testing and products for biomedical research.

Mentor Corporation, headquartered in Santa Barbara, California, develops, manufactures, and markets a broad range of products for the medical specialties of plastic, reconstructive and general surgery as well as urology. The company's products include a line of implantable prostheses for plastic and reconstructive surgery and capital equipment used in soft tissue aspiration. Urologic products include disposable and surgical products for the management of urinary incontinence, surgically implantable prostheses for the treatment of impotence and brachytherapy seeds for the treatment of prostate cancer.

NVR, Inc., headquartered in McLean, Virginia, is a holding company that currently operates, through its subsidiaries, in two business segments: the construction and marketing of homes and mortgage banking.

Nissan Motor Co., Ltd. (ADR), headquartered in Tokyo, Japan, manufactures and markets automobiles, light trucks and its related parts. The company has overseas production bases in the United States, the United Kingdom and Mexico. The company also produces industrial motor vehicles such as towing tractors and forklifts in Japan, Spain and the United States.

Pacific Sunwear of California, Inc., headquartered in Anaheim,
California, sells everyday casual apparel, footwear and accessories through mall-based stores in 43 states. The company's customers are primarily young men aged 12 to 24, as well as young women of the same age, who generally prefer a casual look.

PETsMART, Inc., headquartered in Phoenix, Arizona, operates superstores and an e-commerce site specializing in pet food, supplies and services.

Ross Stores, Inc., headquartered in Newark, California, operates a chain of off-price retail apparel and home accessories stores. The stores offers brand name and designer merchandise at low everyday prices.

STERIS Corporation, headquartered in Mentor, Ohio, develops, manufactures and markets infection prevention, contamination prevention, microbial reduction and medical/surgical support systems and technologies throughout the world. The company's customers include healthcare, pharmaceutical, food safety and scientific institutions.

Steel Technologies Inc., headquartered in Louisville, Kentucky, processes flat-rolled steel to specified close tolerances for industrial customers who require steel of precise thickness, width, temper, finish and shape for their manufacturing purposes. The company purchases commercial tolerance steel from primary producers, and further processes it to customer specifications.

Thor Industries, Inc., headquartered in Jackson Center, Ohio, produces and markets recreation vehicles as well as small and mid-size buses. The company markets its products through independent dealers in Canada and the United States under the brands "Airstream Classic," "Dutchmen," "Skamper," "Four Winds" and other names.

The Toro Company, headquartered in Bloomington, Minnesota, designs, manufactures and markets professional turf maintenance equipment, irrigation systems, landscaping equipment, agricultural irrigation systems and residential yard products.

Western Digital Corporation, headquartered in Lake Forest, California, designs, develops, manufactures and markets a range of hard drives for the desktop PC market, the high-end hard drive market and for the emerging market for hard drives specifically designed for audio-visual applications.

We have obtained the foregoing company descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

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